                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

  Filed by the Registrant /x/
  Filed by a Party other than the Registrant / /
  Check the appropriate box:
                                                          / / Confidential, For Use of the Commission Only (as
  / / Preliminary Proxy Statement                             permitted by Rule 14a-6(e)(2))
  /x/ Definitive Proxy Statement
  / / Definitive Additional Materials
  / / Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12

                         Caribiner International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

  Payment of Filing Fee (Check the appropriate box):
  /x/ No fee required.
  / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

  (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

  (5) Total fee paid:

--------------------------------------------------------------------------------

  / / Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

  / / Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:

--------------------------------------------------------------------------------

  (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

  (3) Filing Party:

--------------------------------------------------------------------------------

  (4) Date Filed:

--------------------------------------------------------------------------------

                                   [ LOGO ]



                                          January 27, 1999

Dear Stockholder:

     The directors and officers of Caribiner International, Inc. cordially invite you to attend the Annual Meeting of Stockholders of the Company to be held at The Radisson Empire Hotel, 44 West 63rd Street, New York, New York on Tuesday, March 16, 1999 at 12:00 noon, local time. Notice of the Annual Meeting, the Proxy Statement and a proxy card are enclosed.

     At this year's meeting you will be asked to (i) elect directors,
(ii) approve certain amendments to the Company's 1996 Stock Option Plan, as amended, including an increase in the number of shares available for grant under such plan from 1,928,000 shares of Common Stock to 2,500,000 shares of Common Stock, (iii) ratify and approve the grant to Christopher A. Sinclair, President and Chief Executive Officer of the Company, of options to purchase an aggregate of 600,000 shares of Common Stock and (iv) ratify and approve the appointment of Ernst & Young LLP as the Company's independent auditors.

     You are urged to mark, sign, date and mail the enclosed proxy immediately. By mailing your proxy now you will not be precluded from attending the Annual Meeting. Your proxy is revocable, and in the event you find it convenient to attend the Annual Meeting, you may, if you wish, withdraw your proxy and vote in person.

     For your information, we have also enclosed a copy of Caribiner's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, and a copy of my letter to stockholders which provides an overview of the Company's activity during fiscal 1998. We look forward to seeing you at the Annual Meeting.

                                          Very truly yours,

                                          /s/ Raymond S. Ingleby

                                          Raymond S. Ingleby
                                          Chairman of the Board

                         CARIBINER INTERNATIONAL, INC.
                              16 WEST 61ST STREET
                            NEW YORK, NEW YORK 10023

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 16, 1999

                               ------------------

     The Annual Meeting of Stockholders of Caribiner International, Inc., a Delaware corporation (the "Company"), will be held at The Radisson Empire Hotel, 44 West 63rd Street, New York, New York, on Tuesday, March 16, 1999, at
12:00 noon, local time, for the following purposes:

          1. To elect Errol M. Cook, Raymond S. Ingleby, Bryan D. Langton, Sidney Lapidus, David E. Libowitz, Christopher A. Sinclair and C. Anthony Wainwright as directors of the Company, to serve until the next annual meeting of stockholders of the Company or until their successors have been duly elected and qualified;

          2. To consider and act upon a proposal to (i) increase the number of shares of common stock, par value $0.01 per share (the "Common Stock"), available for grant under the Company's 1996 Stock Option Plan, as amended (the "1996 Option Plan"), from 1,928,000 shares of Common Stock to 2,500,000 shares of Common Stock and (ii) increase the number of options that an employee may receive under the 1996 Option Plan in any fiscal year from an aggregate of 200,000 to an aggregate of 750,000;

          3. To consider and act upon a proposal to ratify and approve the grant to Christopher A. Sinclair, President and Chief Executive Officer of the Company, of options to purchase an aggregate of 600,000 shares of Common Stock;

          4. To consider and act upon a proposal to approve and ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending September 30, 1999; and

          5. To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

     Only stockholders of record of the Company's Common Stock at the close of business on January 19, 1999, shall be entitled to notice of, and to vote at, the Annual Meeting or any and all postponements or adjournments thereof.

                                          By Order of the Board of Directors

                                          /s/ Harold E. Schwartz

                                          Harold E. Schwartz
                                          Secretary

January 27, 1999
New York, New York

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                         CARIBINER INTERNATIONAL, INC.
                              16 WEST 61ST STREET
                            NEW YORK, NEW YORK 10023

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 16, 1999

                            ------------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by Caribiner International, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at The Radisson Empire Hotel, 44 West 63rd Street, New York, New York, on March 16, 1999, at 12:00 noon, local time, or any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement, the Notice of Annual Meeting and the accompanying proxy card are being mailed to stockholders on or about
January 28, 1999.

     Holders of record of common stock, par value $0.01 per share (the "Common Stock"), of the Company at the close of business on January 19, 1999 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting or any and all postponements or adjournments thereof. As of the Record Date, 23,693,524 shares of Common Stock were issued and outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder.

     The presence, in person or by proxy, of a majority of the shares entitled to vote at the Annual Meeting will constitute a quorum for the Annual Meeting.

     If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card will vote (i) to elect the seven nominees for the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified,
(ii) to approve (x) an increase in the number of shares available for grant under the Company's 1996 Stock Option Plan, as amended (the "1996 Option Plan"), from 1,928,000 shares of Common Stock to 2,500,000 shares of Common Stock and
(y) an increase in the number of options that an employee may receive under the 1996 Option Plan in any fiscal year from an aggregate of 200,000 to an aggregate of 750,000 (together, the "1996 Option Plan Amendments"), (iii) to ratify and approve the grant to Christopher A. Sinclair, President and Chief Executive Officer of the Company, of options to purchase an aggregate of 600,000 shares of Common Stock, (iv) to ratify and approve the appointment of Ernst & Young LLP ("Ernst & Young") as the Company's independent auditors for the fiscal year ending September 30, 1999, and (v) to transact such other business as may properly come before the Annual Meeting or any and all postponements or adjournments thereof. Management is not aware of any other matters to be presented for action at the Annual Meeting.

     Each proxy granted may be revoked by the stockholder giving such proxy at any time before it is exercised by filing with the Secretary of the Company, at the address set forth above, a revoking instrument or a duly executed proxy bearing a later date. The powers of any proxy holder will be suspended if the person who executed the proxy held by such proxy holder attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not in itself constitute revocation of the proxy.

     Assuming the presence of a quorum at the Annual Meeting, the seven nominees receiving a plurality of the votes cast at the Annual Meeting for the election of directors will be elected as directors. In addition, assuming the presence of a quorum, the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote thereat is required to:

          1. Approve the 1996 Option Plan Amendments;

          2. Ratify and approve the grant to Christopher A. Sinclair of options to purchase an aggregate of 600,000 shares of Common Stock;

          3. Ratify and approve the appointment of Ernst & Young as the Company's independent auditors for the fiscal year ending September 30, 1999; and

          4. Transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will have no effect on the outcome of such election. With regard to (i) the approval of the 1996 Option Plan Amendments,
(ii) the ratification and approval of the grant to Christopher A. Sinclair of options to purchase an aggregate of 600,000 shares of Common Stock and (iii) the ratification and approval of the appointment of Ernst & Young, votes may be cast for or against, or abstentions may be specified. Since the proposals to approve the 1996 Option Plan Amendments, to ratify and approve the grant of stock options to Christopher A. Sinclair, and to ratify and approve the appointment of Ernst & Young require the approval of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting, abstentions will have the same effect as a vote against such proposals. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will have no effect on the outcome of the election of directors or the proposals to approve the 1996 Option Plan Amendments, to ratify and approve the grant of stock options to Christopher A. Sinclair, and to ratify and approve the appointment of Ernst & Young. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     The Board of Directors knows of no other business to come before the meeting, but if other matters properly come before the meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

     The cost of soliciting proxies in the enclosed form will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies by telephone or otherwise. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of Common Stock.

     The principal executive offices of the Company are located at 16 West 61st Street, New York, New York 10023 (telephone - (212) 541-5300).

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Board has nominated for election as the directors entitled to be elected by the holders of Common Stock the seven nominees listed below. As previously noted, proxies will be voted, unless authority is withheld, for the election as directors of the nominees listed below to serve until the next annual meeting of stockholders or until their respective successors shall be elected and qualified. The Board of Directors has no reason to believe that any of the listed nominees will not serve if elected, but if any of them should become unavailable to serve as a director or be withdrawn from nomination, and if the Board of Directors shall designate a substitute nominee, the persons named as proxy holders will vote for the substitute nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW.

NOMINEES FOR ELECTION

     The following table sets forth certain information with respect to the nominees:

         NAME                     AGE                    PRINCIPAL OCCUPATION AND OTHER INFORMATION
         ----                     ---                    ------------------------------------------
Raymond S. Ingleby                35    Mr. Ingleby has been a director of the Company since its formation in 1989, and Chairman since June, 1993. From 1989 through December, 1998, Mr. Ingleby served as Chief Executive Officer of the Company. From 1988 through 1993,
                                        Mr. Ingleby served as Chairman and Chief Executive Officer of Ingleby
                                        Communications Corporation, which he founded in 1988. In 1985, Mr. Ingleby, a
                                        British citizen, founded his own advertising company that was engaged in the installation of advertising displays in hotels, which he sold in 1988.

Christopher A. Sinclair           48    Mr. Sinclair has been President, Chief Executive Officer and a director of the Company since December, 1998. Prior to his joining the Company, he served as President and Chief Executive Officer of Cutter Capital LLC, a venture capital and commercial real estate investment firm, from March, 1998 to
                                        December, 1998. From September, 1996 to March, 1998 he served as President and Chief Executive Officer of Quality Food, Inc., a multi-regional supermarket chain. Prior thereto, he served in various senior management positions with PepsiCo, Inc., including Chairman and Chief Executive Officer of the Pepsi-Cola Company from April, 1996 to July, 1996, President and Chief
                                        Executive Officer of PepsiCo Foods & Beverages International from 1993 to
                                        1996 and President and Chief Executive Officer of Pepsi-Cola International
                                        from 1989 to 1993. Mr. Sinclair serves on the Board of Directors of Mattel,
                                        Inc. and Venator Group, Inc.

Errol M. Cook                     59    Mr. Cook has been a director of the Company since June, 1992. Mr. Cook presently serves as a Senior Adviser to E.M. Warburg, Pincus & Co., LLC ("EMW
                                        LLC"). Mr. Cook served as a Managing Director of EMW LLC or its predecessor from March, 1991 through his retirement therefrom in December, 1998.
                                        Mr. Cook serves on the board of directors of certain privately held companies.

Bryan D. Langton                  62    Mr. Langton has been a director of the Company since April, 1996.
                                        Mr. Langton served as Chairman and Chief Executive Officer of Holiday Inn
                                        Worldwide and Holiday Inn, Inc. from February, 1990 to December, 1996.
                                        Mr. Langton serves on the board of directors of Fairfield Communities, Inc.

Sidney Lapidus                    61    Mr. Lapidus has been a director of the Company since June, 1992. Mr. Lapidus is a Managing Director of EMW LLC. Mr. Lapidus has been associated with EMW
                                        LLC or its predecessor since 1967. Mr. Lapidus serves on the board of directors of Lennar Corporation, Knoll, Inc., Grubb & Ellis Company,
                                        Information Holdings, Inc. and Journal Register Company, as well as several privately held companies.

David E. Libowitz                 35    Mr. Libowitz has been a director of the Company since June, 1992.
                                        Mr. Libowitz is a Managing Director of EMW LLC and has been associated with
                                        EMW LLC or its predecessor since July, 1991. Mr. Libowitz serves on the board of directors of Information Holdings, Inc., as well as certain privately held companies.

C. Anthony Wainwright             65    Mr. Wainwright has been a director of the Company since March, 1997.
                                        Mr. Wainwright has served as Vice Chairman of McKinney & Silver, a privately-held advertising agency, since April, 1997. Mr. Wainwright was
                                        Chairman of Harris, Drury, Cohen, Inc., an advertising agency, from 1995 to
                                        February, 1997. Prior thereto Mr. Wainwright was Chairman of Compton
                                        Partners, Saatchi & Saatchi, a national advertising agency, from 1994 to 1995 and was Vice Chairman of that Company from 1989 to 1994. Mr. Wainwright serves on the Board of Directors of Marketing Services Group, Inc., American
                                        Woodmark Corporation, Del Webb Corp., Gibson Greetings, Inc. and Advanced
                                        Polymer Systems.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Board of Directors has an audit committee and a compensation committee. The Board of Directors does not presently have a nominating committee or other committee performing a similar function.

     At present, the Board of Directors of the Company is composed of seven directors. Pursuant to the terms of a stockholders agreement, dated as of March 15, 1996 (the "Stockholders Agreement"), subject to certain conditions, Warburg, Pincus Investors, L.P. ("Warburg") currently has the right to designate up to two persons for nomination to the Board. See "Certain Relationships and Transactions with Related Persons--Stockholders Agreement." The designees of Warburg are Messrs. Lapidus and Libowitz. In addition, Mr. Cook, a director of the Company since 1992, is a Senior Adviser to EMW LLC and a former Managing Director of EMW LLC. The Board of Directors held seven meetings during fiscal 1998.

     The Compensation Committee of the Board of Directors of the Company determines the salaries and bonuses of the Company's executive officers and administers the Company's 1996 Option Plan. During the Company's last completed fiscal year Errol M. Cook served as Chairman of the Compensation Committee, and each of Bryan D. Langton, David E. Libowitz and C. Anthony Wainwright served as members of the Compensation Committee. The Compensation Committee held two meetings during fiscal 1998.

     The Audit Committee of the Board of Directors recommends the appointment of auditors and oversees the accounting and audit functions of the Company. During the Company's last completed fiscal year Bryan D. Langton served as Chairman of the Audit Committee, and C. Anthony Wainwright served as a member of the Audit Committee. The Audit Committee held four meetings during fiscal 1998.

     None of the members of the Board of Directors (other than C. Anthony Wainwright) failed during fiscal 1998 to attend at least 75 percent of the aggregate of: (1) the total number of meetings of the Board of Directors held during the period for which he was a director; and (2) the total number of meetings held by all committees of the Board of Directors on which he served during the periods that he served.

COMPENSATION OF DIRECTORS

     Directors who are not employees or officers of the Company receive cash compensation of $12,500 per annum payable quarterly in arrears. In addition, non-employee directors receive $1,000 for each meeting of the Board or meeting of a committee of the Board that they attend in person and $750 for each meeting of the Board or meeting of a committee of the Board that they attend telephonically. Also, the Chairman of each committee of the Board receives $1,500 per annum for his service in such capacity. Directors affiliated with Warburg have waived their right to receive any compensation. Directors are also reimbursed for certain expenses in connection with attendance at Board and committee meetings. Other than with respect to reimbursement of expenses, directors who are employees or officers of the Company do not receive additional compensation for services as a director.

     Effective March 11, 1996, the Company adopted the Non-Employee Directors' Stock Plan, pursuant to which the Company awards directors (other than directors affiliated with Warburg, who have waived their right to receive any compensation, or directors who are employees of the Company) upon their becoming a director and on each anniversary thereof shares of Common Stock having a market value of $12,500. The Non-Employee Directors' Stock Plan provides that the maximum number of shares of Common Stock available for issue under the plan is 30,000 shares (of which 2,802 shares have been issued), subject to adjustment to prevent dilution or expansion of rights.

     In January, 1997, in view of the acquisition and growth of the Company's audiovisual services division, the Board asked Mr. Langton to act in a non-executive oversight capacity to such division. The Board approved the payment to Mr. Langton of $35,000 per annum (payable quarterly in arrears) for his services in such capacity, until it determines that such oversight function is no longer necessary.

EXECUTIVE OFFICERS

     Set forth below is the name and business experience of each of the executive officers of the Company as of the Record Date, to the extent not provided above.

Robert F. Burlinson
Age: 59

     Mr. Burlinson has been Executive Vice President and Chief Financial Officer of the Company since July, 1998. Prior to his joining the Company, Mr. Burlinson served as Vice President and Treasurer of Handy & Harman from September, 1996 to July, 1998. Prior thereto, Mr. Burlinson served as Senior Vice President and Chief Financial Officer of The National Guardian Group from October, 1986 to December, 1995.

Mark M. Cohen
Age: 52

     Mr. Cohen has been Executive Vice President of the Company and Chief Operating Officer of Caribiner Communications since October, 1998. Prior thereto, Mr. Cohen served as Executive Vice President-Strategic Planning and Development of the Company from July, 1997 to October, 1998. Prior thereto, Mr. Cohen served as Executive Vice President of the Company and President of Caribiner Communications from November, 1995 to June, 1997. Mr. Cohen joined Caribiner in November, 1994 as Executive Vice President of Caribiner, Inc. and General Manager of its New York office.

Martin Kwitschau
Age: 37

     Mr. Kwitschau has been Executive Vice President of the Company and Chief Executive Officer of the Hospitality Resources division of the Company's audiovisual services operations since October, 1998. Mr. Kwitschau joined the Company in December, 1997, in connection with the Company's acquisition of Visual Action Holdings Limited ("VAH"), where he had served as President and Chief Executive Officer of Hospitality Resources Incorporated, a hotel audiovisual outsourcing company acquired by VAH in July, 1997, since 1991.

Brian Shepherd
Age: 41

     Mr. Shepherd has been Executive Vice President of the Company and Chief Executive Officer of the Company's Communications division since July, 1997. From November, 1995 until July, 1997, Mr. Shepherd served as Executive Vice President of Strategic Planning and International Operations of the Company.
Mr. Shepherd joined the Company as Vice President of Caribiner, Inc. and General Manager of its Atlanta office in July, 1995. Prior thereto, Mr. Shepherd was President and Chief Executive Officer of Imagination (USA) Inc., a subsidiary of Imagination, UK, a European-based business communications company, from December, 1992 to July, 1995.

EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning the compensation paid or accrued by the Company for services rendered to the Company and its subsidiaries in all capacities for the fiscal years ended September 30, 1996, 1997 and 1998, by its Chief Executive Officer and each of the Company's other executive officers whose total salary and bonus exceeded $100,000 during such fiscal year (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                                                        COMPENSATION
                                                                          ANNUAL        ------------
                                                                       COMPENSATION     SECURITIES
                                                                    ------------------  UNDERLYING    ALL OTHER
NAME AND PRINCIPAL POSITION                                          SALARY    BONUS    OPTIONS(#)    COMPENSATION
---------------------------                                         --------  --------  ------------  ------------
Raymond S. Ingleby(1)
  Chairman of the Board of Caribiner International, Inc.
       1998........................................................ $409,112       -0-        -0-       $  7,500(2)
       1997........................................................  399,712       -0-        -0-          6,040(2)
       1996........................................................  384,027  $187,500        -0-          2,200(2)

Robert F. Burlinson(3)
  Executive Vice President and Chief Financial Officer of Caribiner
     International, Inc............................................   63,204       -0-     50,000         25,000(4)

Mark M. Cohen
  Executive Vice President of Caribiner International, Inc. and
     Chief Operating Officer of Caribiner Communications
       1998........................................................  251,100    30,000      8,000            -0-
       1997........................................................  249,164       -0-        -0-            -0-
       1996........................................................  227,728    41,783      6,000            -0-

Lawrence P. Golen(5)
  Executive Vice President of Caribiner International, Inc.
       1998........................................................  221,542    27,000        -0-            -0-
       1997........................................................  197,887       -0-     56,000         14,572(6)

Brian Shepherd
  Executive Vice President of Caribiner International, Inc. and
     Chief Executive Officer of Caribiner Communications
       1998........................................................  254,713    65,900(7)  13,000            -0-
       1997........................................................  228,827       -0-        -0-            -0-
       1996........................................................  220,001    48,600      6,000            -0-

Arthur F. Dignam
  Former Executive Vice President and Chief Administrative Officer
     of Caribiner International, Inc.
       1998........................................................  246,908       -0-        -0-            -0-
       1997........................................................  228,827       -0-        -0-            -0-
       1996........................................................  215,851    52,000      6,000            -0-

Richard H. Vent(8)
  Former President and Chief Operating Officer of Caribiner
     International, Inc.
       1998........................................................  325,197       -0-        -0-            -0-
       1997........................................................    6,250       -0-     60,000            -0-

------------------

(1) Mr. Ingleby also served as Chief Executive Officer of the Company until December 21, 1998.
(2) All Other Compensation consists of life insurance premiums paid by the Company.
(3) Mr. Burlinson's employment with the Company commenced on July 15, 1998.
(4) All Other Compensation consists of payments made to Mr. Burlinson upon his commencement of employment with the Company.
(5) Mr. Golen's employment with the Company commenced on October 14, 1996.

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)

(6) All Other Compensation consists of payments made to Mr. Golen upon his commencement of employment with the Company.
(7) Includes $35,330 in bonus payments earned for services in respect of fiscal 1997, but paid during fiscal 1998.
(8) Mr. Vent's employment with the Company commenced on September 22, 1997, and he ceased being a Named Executive Officer of the Company in June, 1998.

  Option Grants

     The following table sets forth the grants of options with respect to Common Stock during the year ended September 30, 1998, to the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                    INDIVIDUAL GRANTS                                          POTENTIAL REALIZABLE
------------------------------------------------------------------------------------------       VALUE AT ASSUMED
                                                 % OF TOTAL                                   ANNUAL RATES OF STOCK
                                                 OPTIONS                                      PRICE APPRECIATION FOR
                                                 GRANTED TO      EXERCISE OR                       OPTION TERM
                                      OPTIONS    EMPLOYEES IN    BASE PRICE     EXPIRATION    ----------------------
NAME                                  GRANTED    FISCAL YEAR     PER SHARE         DATE          5%          10%
----                                  -------    ------------    -----------    ----------    --------    ----------
Raymond S. Ingleby.................       --           --                --             --          --            --
Robert F. Burlinson................   50,000(a)       8.6%        $14.53125         8/5/08    $457,008    $1,158,141
Mark M. Cohen......................    8,000(b)       1.4            20.625         5/8/08     103,785       263,010
Lawrence P. Golen..................       --           --                --             --          --            --
Brian Shepherd.....................   13,000(b)       2.2            20.625         5/8/08     168,651       427,391
Arthur F. Dignam...................       --           --                --             --          --            --
Richard H. Vent....................       --           --                --             --          --            --

------------------
(a) Such options will vest one-third on August 5, 1999, one-third on August 5, 2000 and one-third on August 5, 2001.

(b) Such options will vest one-third on May 8, 1999, one-third on May 8, 2000 and one-third on May 8, 2001.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with Messrs. Ingleby, Sinclair, Burlinson and Shepherd. Mr. Ingleby's employment agreement expires on October 1, 2001. Mr. Sinclair's employment agreement expires on January 31, 2002. Mr. Burlinson's employment agreement expires on July 15, 2000.
Mr. Shepherd's employment agreement has been extended by the Company until January 25, 2000 (or until such earlier date as Mr. Shepherd and the Company enter into a new employment agreement). The Company is required to give
Mr. Ingleby at least 12 months' notice if it does not intend to renew or extend his contract, and otherwise must pay him all compensation under the agreement for 12 months from delivery of such notice. The employment agreements for Messrs. Sinclair and Burlinson provide for an option to renew for an additional two years at the discretion of the Company.

     The annual base salary of Messrs. Ingleby, Sinclair, Burlinson and Shepherd currently is $500,000, $500,000, $225,000 and $325,000, respectively. Each executive is also entitled to fringe benefits, and to an annual bonus based on Company performance against targets and the fulfillment of certain management objectives established by the Board each year. Pursuant to the terms of their respective employment agreements, the Company is required to pay to Mr. Sinclair and Mr. Burlinson a minimum bonus of $250,000 and $50,000, respectively, for the fiscal year ending September 30, 1999. Under each agreement the Board is to review the employee's salary at least annually and the salary amounts may be increased in the Board's discretion. Each executive may be terminated for "cause" (as defined in the agreements), with all compensation ceasing. Under the employment agreement for each of Messrs. Ingleby and Sinclair if the executive is terminated without cause or, if the executive resigns from his employment for "good reason" (as defined), the executive is entitled to full compensation and benefits for the remaining term of the agreement (or, in the case of Mr. Ingleby, for 12 months if such period shall be longer). "Good reason" includes, in the case of each of Messrs. Ingleby and Sinclair, a change in control (as defined) of the Company. Each employment agreement includes a two year non-competition and non-solicitation of clients and employees provision. Mr. Ingleby's employment agreement provides that in the event of the employee's death the employee's beneficiary will receive a payment equal to six months' base salary. Mr. Sinclair's employment agreement provides for a payment equal to four months' base salary in the event of his death. Each of Messrs. Burlinson's and Shepherd's employment agreement provides for a payment equal to one month's base salary in the event of death.

INCENTIVE PLANS

  Description of the 1996 Stock Option Plan

     The 1996 Option Plan was authorized and adopted by the stockholders and the directors of the Company effective January 1, 1996. The purpose of the Option Plan is to encourage and enable employees of the Company and its subsidiaries to acquire a proprietary interest in the Company through the ownership of the Company's Common Stock. The 1996 Option Plan is designed to provide employees with a more direct stake in the Company's future welfare and an incentive to remain with the Company. It is also expected that the 1996 Option Plan will encourage qualified persons to seek employment with the Company.

     The 1996 Option Plan provides for grants of "Incentive Stock Options," meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and "Non-qualified Stock Options." The 1996 Option Plan currently provides that options for an aggregate of 1,928,000 shares of Common Stock shall be available for award, subject to adjustment by the Compensation Committee (as hereinafter defined) to prevent dilution or expansion of rights. (As of the date hereof, options to purchase 1,675,353 shares of Common Stock had been granted (net of forfeitures and cancellations) to the Company's employees pursuant to the 1996 Option Plan.) Options may be granted to employees of the Company or any of its subsidiaries, provided that no employee may receive options for more than 200,000 shares of Common Stock in the aggregate in any fiscal year. In connection with this Proxy Statement the Company is submitting for consideration by its stockholders amendments to the 1996 Option Plan to
(i) increase the number of options available for grant under the 1996 Option Plan from 1,928,000 to 2,500,000 and (ii) increase the number of options that an employee of the Company or any of its subsidiaries may receive in any fiscal year from an aggregate of 200,000 to an aggregate of 750,000. (See Proposal 2--Approval of Amendments to the 1996 Option Plan.)

     The 1996 Option Plan is administered by the Compensation Committee of the Board of Directors (the "Compensation Committee"), which committee is comprised of not less than two non-employee directors within the meaning of Rule 16b-3 of the Exchange Act. The 1996 Option Plan permits the Compensation Committee to determine which employees shall receive options and the times when options are to be granted. The Compensation Committee also determines the purchase price of Common Stock covered by each option, the term of each option, the number of shares of Common Stock to be covered by each option and any performance objectives or vesting standards applicable to each option. The Compensation Committee also designates whether the options shall be Incentive Stock Options or Non-qualified Stock Options.

     The purchase price per share under each Incentive Stock Option or Non-qualified Stock Option is the "Market Price" (i.e., the average of the high and low reported consolidated trading sales price for such day) of the Common Stock on the date the option is granted, except that the exercise price for an Incentive Stock Option granted to a 10% stockholder may not be less than 110% of the Market Price of the Common Stock on the date of the grant. The aggregate Market Price of the Common Stock exercisable under Incentive Stock Options held by any optionee during any calendar year may not exceed $100,000. Incentive Stock Options granted to employees under the 1996 Option Plan have a maximum term of ten years. Incentive Stock Options granted to 10% stockholders have a maximum term of five years. Options are not transferable except by will or pursuant to the applicable laws of descent and distribution. Notwithstanding the general restriction on transferability, in the sole discretion of the Compensation Committee, Non-qualified Stock Options may be made transferable subject to the requirements of Rule 16b-3.

     In the event that an employee is terminated for any reason other than death, Disability, Retirement or Cause (as such terms are defined in the 1996 Option Plan), to the extent that the employee had the right to exercise an option, such option will be exercisable until the earlier of the expiration date of the option, or within 30 days of the date of such termination. Options held on the date of Disability or Retirement, whether or not exercisable on such date, are exercisable within one year of the date of Disability or Retirement. Options held by an employee at the date of death, whether or not exercisable on the date of death, are exercisable by the beneficiary of the employee within one year from the date of death. The Compensation Committee may, in its sole discretion, cause any option to be forfeited upon an employee's termination for Cause (as defined in the 1996 Option Plan). In the event of a Change of Control (as such term is defined in the Plan) of the Company, all outstanding options will vest and appropriate provisions shall be made for the protection of options by substitution on an equitable basis of appropriate stock of the Company or appropriate stock of the merged, consolidated or otherwise reorganized corporation, as the case may be.

     The Board is permitted to suspend, terminate, modify or amend the 1996 Option Plan, provided that any amendment that would (i) materially increase the aggregate number of shares, (ii) materially increase benefits accruing to employees, or (iii) materially modify the eligibility requirements for participation shall be subject to stockholder approval, provided, however, that stockholder approval is not required for adjustments to the 1996 Option Plan or to the number of shares available thereunder which are deemed appropriate by the Compensation Committee to prevent dilution or expansion of rights.

  Federal Income Tax Consequences

     To Optionees

     For federal income tax purposes, an optionee is not subject to tax upon the grant of an option. If the option is a Non-Qualified Stock Option, the optionee will generally recognize ordinary income at the time of exercise of the option in an amount equal to the difference between the fair market value of the shares received and the exercise price. Such optionee's basis in any shares acquired upon such exercise will equal their fair market value on the exercise date. A subsequent sale of shares will result in a capital gain or loss equal to the difference between the amount realized and such basis. If the option is an Incentive Stock Option, the optionee will generally not recognize income until the sale of the shares. If the shares are held for the requisite holding periods, all gain on the sale will be treated as long-term capital gain. If the requisite holding periods are not satisfied (a "disqualifying disposition"), then the portion of the gain equal to the difference between the market value of the shares at the time of exercise and the exercise price will generally be treated as ordinary income.

     To the Company

     The Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as an optionee is required to recognize ordinary income as described above. To the extent an optionee realizes capital gain as described above, the Company will not be entitled to any tax deduction for federal income tax purposes. Therefore, the Company will not be entitled to any tax deduction in connection with Incentive Stock Options with respect to which there is no disqualifying disposition.

     The Company believes that compensation attributable to options granted under the 1996 Option Plan at a price at least equal to the fair market value of the underlying option shares at the date of grant should be treated as performance-based compensation and will not be subject to the limitations contained in Section 162(m) of the Code on the deductibility of non-performance related compensation paid to certain corporate executives in excess of $1 million in any taxable year. The 1996 Option Plan is not qualified under
Section 401(a) of the Code.

  1998 Stock Option Plan

     On January 7, 1998, the Board authorized and adopted the 1998 Stock Option Plan (the "1998 Option Plan"), which had substantially identical terms as the 1996 Option Plan. The 1998 Option Plan provided that options for an aggregate of 500,000 shares of Common Stock would be available for award to all employees of the Company with the exception of senior management of the Company who would not be eligible to receive options under the 1998 Option Plan (but who remained eligible to receive options under the 1996 Option Plan). The Company terminated the 1998 Option Plan as of December 31, 1998. No options had been granted under the 1998 Option Plan prior to its termination.

                                 REPORT OF THE
                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

GENERAL

     The Compensation Committee of the Board of Directors is composed entirely of non-management or outside directors. During fiscal 1998, Errol M. Cook, Bryan
D. Langton, David E. Libowitz and C. Anthony Wainwright served as members of the Compensation Committee. The Compensation Committee also administers and approves grants of stock options under the 1996 Option Plan, which was approved by stockholders prior to the Company's initial public offering in March, 1996.

COMPENSATION PHILOSOPHY

     The overall policy of the Compensation Committee is to provide the Company's executive officers and other key employees with competitive compensation opportunities based upon their contribution to the financial success of the Company and their personal performance. It is the Compensation Committee's objective to have a portion of each officer's and key employees compensation contingent upon the Company's performance as well as upon the officer's own level of performance. Accordingly, the compensation package for each executive officer and key employee is comprised of three primary elements:
(i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in effect at companies within and outside the industry with which the Company competes for executive talent, (ii) annual variable performance awards payable in cash and tied to the Company's achievement of financial performance targets and (iii) stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

COMPONENTS OF COMPENSATION

     The principal components of executive officer compensation are generally as follows:

          o BASE SALARY. With respect to each of the Named Executive Officers their base salary is fixed in accordance with the terms of their respective employment agreements. Salaries for each executive officer are based on job responsibilities, level of experience, overall performance, contribution to the business and the salaries being paid for similar positions in the industry based upon the Company's knowledge of competitive salaries in the marketplace. See "Employment Agreements."

          o ANNUAL PERFORMANCE BONUS. Annual cash bonuses are payable to the Company's executive officers under the Company's performance bonus plan based on the Company's achievement of certain pre-set corporate financial performance targets established for the fiscal year and the individual's level of performance.

          o LONG-TERM INCENTIVE COMPENSATION. Long-term incentives are provided through stock option grants under the 1996 Option Plan. See "Incentive Plans--Description of the 1996 Stock Option Plan." Awards under the 1996 Option Plan are designed to further align the interests of each executive officer with those of the stockholders and provide each officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company's business. For details regarding option grants in fiscal 1998, see the compensation and option tables in "Executive Compensation."

          o BENEFIT PLANS. The Company provides health care benefits and profit sharing for executive officers on terms generally available to all Company employees. Except as may be noted elsewhere in this proxy statement, the value of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed $50,000 or 10% of the total salary and bonus of any executive officer during fiscal 1998.

SECTION 162(M) OF THE INTERNAL REVENUE CODE

     Section 162(m) of the Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. It is the Company's goal to have compensation paid to its five most highly compensated executive officers qualify, to the extent necessary, as performance-based compensation deductible for federal income tax purposes under Section 162(m) of the Code.

     Notwithstanding the foregoing, the Board and the Compensation Committee reserve the authority to award non-deductible compensation in other circumstances as they deem appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the Company's efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Mr. Ingleby was paid a base salary of approximately $409,000 in fiscal 1998. Mr. Ingleby did not receive any bonus for fiscal 1998. Mr. Ingleby did not receive a grant of stock options in fiscal 1998 under the 1996 Option Plan. Such compensation was determined pursuant to Mr. Ingleby's employment agreement (see "Employment Agreements") and the performance objectives established by the Board pursuant to the Company's performance bonus plan for fiscal 1998.

COMPENSATION OF OTHER EXECUTIVE OFFICERS

     The Company has also entered into employment agreements with the other executive officers. Each agreement provides for a fixed salary which is subject to an annual increase in the discretion of the Board. Each agreement also provides that such executive officers are entitled to bonus compensation determined by the achievement of certain performance objectives established by the Board of Directors.

     In addition, Robert F. Burlinson, Mark M. Cohen and Brian Shepherd were the only executive officers granted stock options during fiscal 1998. The Compensation Committee believes that stock ownership, through grants of stock options, and perhaps other forms of equity-based incentive compensation, are a major incentive in aligning the interests of employees, including senior management, and stockholders.

                                          Errol M. Cook
                                          Bryan D. Langton
                                          David E. Libowitz
                                          C. Anthony Wainwright

     The Compensation Committee Report will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the same by reference therein.

                             PERFORMANCE COMPARISON

                         STOCK PRICE PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total returns for the Company, the Standard & Poor's 500 Composite Index and the Russell 2000 Index, during the period commencing on March 12, 1996, the date on which the Common Stock began trading on the New York Stock Exchange, and ending on September 30, 1998. The comparison assumes $100 was invested on March 12, 1996 in the Common Stock, and $100 was invested on February 29, 1996 in each of the Standard & Poor's 500 Composite Index and the Russell 2000 Index and assumes the reinvestment of all dividends, if any. At this time, the Company does not believe it can reasonably identify an industry peer group, and therefore the Company has instead selected the Russell 2000 Index, which includes companies with similar market capitalizations to that of the Company, as a comparative index for purposes of complying with certain requirements of the Securities and Exchange Commission.


               COMPARISON OF 30 MONTH CUMULATIVE TOTAL RETURN*
           AMONG CARIBINER INTERNATIONAL, INC., THE S & P 500 INDEX
                          AND THE RUSSELL 2000 INDEX



                                   [GRAPH]



*$100 INVESTED ON 3/12/96 IN STOCK OR ON 2/29/96 IN INDEX-INCLUDING REINVESTMENT
 OF DIVIDENDS. FISCAL YEAR ENDING SEPTEMBER 30.


                                                                     CUMULATIVE TOTAL RETURN
                                     ----------------------------------------------------------------------------------------
                                     3/12/96   3/96   4/96   5/96   6/96   7/96   8/96   9/96   10/96   11/96   12/96   01/97
CARIBINER INTERNATIONAL, INC.  CWC     100     116    128    143    144    129    155    190     204     198     226     208
S & P 500                     1500     100     101    102    105    105    101    103    109     112     120     118     125
RUSSELL 2000                  IR20     100     102    108    112    107     98    103    108     106     110     113     115


                                                                     CUMULATIVE TOTAL RETURN
                                     ----------------------------------------------------------------------------------------
                                     06/97     07/97  08/97  09/97  10/97  11/97  12/97  01/98  02/98   03/98   04/98   05/98
CARIBINER INTERNATIONAL, INC.  CWC     293     327    380    366    401    382    400    283     302     346     180     199
S & P 500                     1500     142     153    145    153    148    154    157    159     170     179     181     178
RUSSELL 2000                  IR20     125     131    134    143    137    136    138    136     146     152     153     148


                               02/97   03/97   04/97   05/97
CARIBINER INTERNATIONAL, INC.   213     210     238     291
S & P 500                       126     121     128     136
RUSSELL 2000                    113     107     108     120

                               06/98   07/98   08/98   09/98
CARIBINER INTERNATIONAL, INC.   157     131      87      76
S & P 500                       185     183     157     167
RUSSELL 2000                    148     136     110     118

     The Performance Comparison will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, except to the extent that the Company specifically incorporates the same by reference therein.

          CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

STOCKHOLDERS AGREEMENT

     Upon completion of the initial public offering of the Company's Common Stock in March, 1996, the Company entered into the Stockholders Agreement with Warburg and Raymond S. Ingleby. The Stockholders Agreement contains, among other things, various terms regarding nominations for the Company's Board of Directors and certain registration rights granted by the Company. Pursuant to the terms of the Stockholders Agreement, for so long as Warburg beneficially owns at least 20% or 10% of the outstanding shares of Common Stock, it will have the right to designate two nominees or one nominee, respectively, for director. The Stockholders Agreement also provides that for so long as Mr. Ingleby shall hold office as the Chairman and Chief Executive Officer of the Company, he will have the right to be designated as a nominee for director. In December, 1998, Mr. Ingleby resigned from the position of Chief Executive Officer of the Company. Accordingly, notwithstanding his nomination as a director, he no longer has the automatic right to such nomination.

     Additionally, the Stockholders Agreement provides that Warburg is entitled to three "demand" registrations, which may be exercised at any time. The Stockholders Agreement also provides that Raymond S. Ingleby will be entitled to one "demand" registration with respect to not less than 50% of the number of shares of Common Stock that he beneficially owned immediately prior to the completion of the Initial Public Offering (i.e., 1,396,356 shares), provided that Mr. Ingleby may not exercise such "demand" until the earliest of (i) six months after the effective date of a registration statement filed by the Company in respect of shares of Common Stock owned by Warburg, (ii) the distribution by Warburg of shares of Common Stock to its partners and (iii) March 15, 2001. In July, 1997, Warburg made a distribution of shares of Common Stock to its partners, thereby triggering Mr. Ingleby's right to exercise such "demand." In addition, in the event Mr. Ingleby is terminated from his employment by the Company and he has not exercised his demand registration, he will be entitled to one "demand" registration six months after the date of his termination to the extent he would be required by law to effect such registration in order to sell his shares. Mr. Ingleby is also entitled to "piggyback" registration rights in the event that Warburg exercises a "demand" registration. In addition, the Stockholders Agreement grants to Mr. Ingleby certain co-sale rights in the event that Warburg sells, transfers or otherwise disposes of any shares of its Common Stock.

LOANS TO BRIAN SHEPHERD

     During fiscal 1998 the Company made loans aggregating approximately $255,000 to Brian Shepherd, Executive Vice President of the Company and Chief Executive Officer of the Company's Communications division. The loans were made in part in connection with the relocation of Mr. Shepherd and for other personal purposes. The loans bear an interest rate of 8% per annum and mature in approximately equal annual installments over a period of three years, beginning in August, 1999.

                        SECURITIES BENEFICIALLY OWNED BY
                     PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date with respect to (i) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company and (iv) all directors and executive officers of the Company as a group.

                                                                                     BENEFICIAL OWNERSHIP(1)
                                                                                ---------------------------------
                                                                                   NUMBER OF
                                                                                   SHARES OF        PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                              COMMON STOCK      COMMON STOCK
-----------------------------------------------------------------------------   ----------------    -------------
5% HOLDERS

Warburg, Pincus Investors, L.P.(2) ..........................................          6,664,236(3)        28.1%
  466 Lexington Avenue
  10th Floor
  New York, New York 10017

Fir Tree, Inc. ..............................................................          2,852,900(4)        12.0
  1211 Avenue of the Americas
  29th Floor
  New York, New York 10036

DIRECTORS AND EXECUTIVE OFFICERS

Raymond S. Ingleby ..........................................................          1,657,882(3)(5)      7.0
  c/o Caribiner International, Inc.
  16 West 61st Street
  New York, New York 10023

Christopher A. Sinclair......................................................              5,500              *

Robert F. Burlinson..........................................................                -0-              *

Martin Kwitschau.............................................................              1,800              *

Brian Shepherd...............................................................             41,222(6)           *

Errol M. Cook(2).............................................................              1,625              *

Bryan D. Langton.............................................................             27,506(7)           *

Sidney Lapidus(2)............................................................          6,677,236(3)(8)     28.2

David E. Libowitz(2).........................................................          6,664,236(3)        28.1

C. Anthony Wainwright........................................................                570              *

All executive officers and directors as a group (10 persons).................          8,413,341           35.5

------------
* Less than 1%
(1) Except where otherwise indicated, the Company believes that all parties listed in the table, based on information provided by such persons, have sole voting and dispositive power over the securities beneficially owned by them, subject to community property laws, where applicable. For purposes of this table, a person or group of persons is deemed to be the "beneficial owner" of any shares that such person or group of persons has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security that such person or group of persons has the right to acquire within 60 days is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(2) The sole general partner of Warburg is Warburg Pincus & Co., a New York general partnership ("WP"). EMW LLC manages Warburg. The members of EMW LLC are substantially the same as the partners of WP. Lionel I. Pincus is the managing partner of WP and the managing member of EMW LLC and may be deemed to control each of WP and EMW LLC. WP, as the sole general partner of Warburg, has a 20% interest in the profits of Warburg. Messrs. Sidney Lapidus and David E. Libowitz, each a director of the Company, are Managing Directors and members of EMW LLC, and general partners of WP. As such, Messrs. Lapidus and Libowitz may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Exchange Act) in an indeterminate portion of the shares of Common Stock beneficially owned by Warburg. Mr. Errol M. Cook, a director of the Company, is a Senior Adviser to EMW LLC. Each of Messrs. Cook, Lapidus and Libowitz disclaims "beneficial ownership" of the Common Stock owned by Warburg within the meaning of Rule 13d-3 under the Exchange Act.
(3) Includes 400,000 shares of Common Stock pledged to Warburg by Raymond S. Ingleby in connection with loan made by Warburg to Mr. Ingleby. Mr. Ingleby has sole voting power in respect of such pledged shares.
(4) According to Amendment No. 2 to Schedule 13D, dated August 20, 1998, and Form 4's, dated September 9 and October 9, 1998.
(5) Includes 85,000 shares held of record by the Raymond and Leigh Ingleby Foundation, Inc.
(6) Includes presently exercisable options to purchase 4,000 shares of Common Stock at $14.4375 per share, which expire in July, 2006.
(7) Includes presently exercisable options to purchase 18,000 shares of Common Stock at $21.3125 per share, which expire in November, 2006.
(8) Includes 13,000 shares owned directly by Mr. Lapidus.

                                   PROPOSAL 2

                 APPROVAL OF AMENDMENTS TO THE 1996 OPTION PLAN

     At the Annual Meeting a vote will be taken on a proposal to approve certain amendments to the 1996 Option Plan to (i) increase the number of shares of Common Stock available for grant thereunder from the existing 1,928,000 shares of Common Stock to 2,500,000 shares of Common Stock and (ii) to increase the number of options that an employee may receive thereunder in any fiscal year from an aggregate of 200,000 to an aggregate of 750,000. As of the date hereof, stock options to purchase 1,675,353 shares of Common Stock had been granted (net of forfeitures and cancellations) to the Company's employees pursuant to the 1996 Option Plan. The proposed amendment to increase the number of shares of Common Stock available for grant under the 1996 Option Plan is being made in large part to offset the elimination of shares that were available for grant under the 1998 Option Plan, which was terminated in December, 1998. See "Incentive Plans--Description of 1998 Stock Option Plan." The Board of Directors recommends the adoption of the proposed amendments to the 1996 Option Plan to ensure that the Company can continue to grant stock options to employees at levels determined appropriate by the Board of Directors and the Compensation Committee.

     For a description of the material provisions of the 1996 Option Plan reference is made to "Incentive Plans--Description of the 1996 Stock Option Plan" and "--Federal Income Tax Consequences."

     Reference is made to Annex A-1 to this Proxy Statement, which is incorporated by reference herein and sets forth the full text of the 1996 Option Plan as of the date hereof together with the proposed amendments thereto.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE INCREASE IN THE NUMBER OF SHARES AVAILABLE UNDER THE 1996 OPTION PLAN.

                                   PROPOSAL 3

         RATIFICATION AND APPROVAL OF GRANT OF AN AGGREGATE OF 600,000
                    STOCK OPTIONS TO CHRISTOPHER A. SINCLAIR

     In connection with the Employment Agreement, dated as of December 21, 1998, between Christopher A. Sinclair and the Company, the Board of Directors approved the grant to Mr. Sinclair of options to purchase an aggregate of 600,000 shares of Common Stock (the "Sinclair Options"), subject to the approval of the stockholders of the Company. Of the Sinclair Options, (i) 350,000 options have an exercise price per share of $8.5625, which was the average of the high and the low reported sale prices of the Common Stock on December 21, 1998 ("Option Grant A"), and (ii) 250,000 options have an exercise price per share of $15.00 ("Option Grant B").

     The Board of Directors granted the Sinclair Options to Mr. Sinclair to induce him to join the Company as its President and Chief Executive Officer and to provide additional motivation and incentive for Mr. Sinclair in the performance of his duties on behalf of the Company beyond the cash compensation paid pursuant to the terms of his employment agreement with the Company. (See "Employment Agreements" for a description of the terms of Mr. Sinclair's employment agreement with the Company.)

     Except for their respective exercise prices, the terms and conditions of Option Grant A and Option Grant B, which are summarized below, are identical in all respects. In addition, although the Sinclair Options were not granted under the 1996 Option Plan, except for certain terms relating to the vesting and exercise of options upon resignation or termination from employment, the terms and conditions of the stock options granted under the 1996 Option Plan have been substantially incorporated into the terms and conditions of the Sinclair Options.

     The terms of the stock option agreements (the "Sinclair Option Agreements") entered into in respect of the Sinclair Options provide that the Sinclair Options are administered by the Compensation Committee, which is comprised of not less than two non-employee directors within the meaning of Rule 16b-3 of the Exchange Act. The terms of the Sinclair Option Agreements also provide that the Sinclair Options are non-qualified stock options ("NQSOs") that become exercisable ratably over a period of three years, with the first installment exercisable beginning on December 21, 1999. Similar to stock options granted under the 1996 Option Plan, the number of Sinclair Options is subject to adjustment to prevent dilution or expansion of rights. The Sinclair Options are not transferable except by will or pursuant to the applicable laws of descent and distribution.

     Subject to the provisions summarized below, the Sinclair Options will expire on December 21, 2008. In the event that Mr. Sinclair is terminated for any reason other than death, Disability, Retirement, termination with or without Cause, or resignation for Good Reason (each as defined in the Sinclair Option Agreements), to the extent that he had the right to exercise any portion of the Sinclair Options, such options will be exercisable until the earlier of the expiration date of the Sinclair Options or within 30 days of the date of Mr. Sinclair's termination. Options held by Mr. Sinclair on the date of Disability or Retirement, whether or not exercisable on such date, are exercisable within one year of the date of Disability or Retirement. Options held by Mr. Sinclair at the date of death, whether or not exercisable on the date of death, are exercisable by Mr. Sinclair's beneficiary within one year from the date of death. In the event Mr. Sinclair is terminated for Cause, that portion of the Sinclair Options that are exercisable as of the date of such termination may be exercised until the earlier of the expiration date of the Sinclair Options or the date that is 60 days after such termination. In the event Mr. Sinclair is terminated without Cause or he resigns for Good Reason, any unexercised portion of the Sinclair Options will become fully exercisable until the earlier of the expiration date of the Sinclair Options or the second anniversary of such termination or resignation, as the case may be.

     In the event of a Change of Control (as such term is defined in the Sinclair Option Agreements) of the Company, all outstanding Sinclair Options will vest and appropriate provisions will be made for the protection of the Sinclair Options by substitution on an equitable basis of appropriate stock of the Company or appropriate stock of the merged, consolidated, or otherwise reorganized corporation, as the case may be.

  Federal Income Tax Consequences

     To Mr. Sinclair

     For federal income tax purposes, Mr. Sinclair was not subject to tax upon the grant of the Sinclair Options. Because the Sinclair Options are NQSOs, he will generally recognize ordinary income at the time of exercise of the option in an amount equal to the difference between the fair market value of the share received and the exercise price. Mr. Sinclair's basis in any shares acquired upon exercise will equal their fair market value on the exercise date. A subsequent sale of shares will result in a capital gain or loss equal to the difference between the amount realized and such basis.

     To the Company

     The Company believes that in the event that the Sinclair Options are ratified and approved by stockholders at the Annual Meeting the compensation attributable to the Sinclair Options should be treated as performance-based compensation and will not be subject to the deduction limitations contained in
Section 162(m) of the Code. The Sinclair Options are not qualified under
Section 401(a) of the Code. Accordingly, if the Sinclair Options are ratified and approved by stockholders, the Company should be entitled to a full deduction in respect of Mr. Sinclair's compensation in the year of such options' exercise (including compensation earned by Mr. Sinclair as a result of the exercise of all or part of the Sinclair Options). To the extent that Mr. Sinclair realizes captial gain as described above, the Company will not be entitled to any tax deduction for federal income tax purposes.

     As stated above, stockholder approval is required to satisfy one of the requirements of Section 162(m) of the Code and thereby permit the Company to deduct payments in excess of $1,000,000 to an executive officer in any fiscal year. In the event the Sinclair Options are not approved by the Company's stockholders, then the Sinclair Options shall be null and void. Any compensation earned by Mr. Sinclair in any fiscal year would not be deductible under
Section 162(m) to extent that (when combined with other non-exempt compensation) it exceeds the limit set forth in that statute (which is presently $1,000,000).

     Because the terms of the 1996 Option Plan presently restrict the number of options that may be granted to an employee of the Company thereunder in any fiscal year to 200,000, the Board was not able to grant the Sinclair Options to Mr. Sinclair under the 1996 Option Plan. (As discussed in Proposal 2 of this Proxy Statement, a vote will be taken at the Annual Meeting to approve certain amendments to the 1996 Option Plan, including an amendment to increase such limitation from to 200,000 to 750,000.) In addition, because the Sinclair Option Agreements contain certain terms and conditions relating to vesting and exercise upon resignation or termination from employment with the Company that are different from their analogous provisions contained in the 1996 Option Plan, it would not have been possible to grant the Sinclair Options under the 1996 Option Plan without having to propose further amendments to the 1996 Option Plan.

     Reference is made to Annex B-1 and Annex B-2, which are incorporated by reference herein and set forth the full text of each of the stock option agreements entered into in respect of the Sinclair Options.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION AND APPROVAL OF THE GRANT OF THE SINCLAIR OPTIONS.

                                   PROPOSAL 4
               RATIFICATION AND APPROVAL OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has selected Ernst & Young as the Company's independent auditors for the fiscal year ending September 30, 1999. Ernst & Young has audited the Company's financial statements since 1992. Representatives of Ernst & Young are expected to be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1999.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than that which has been referred to above. As to other business, if any, that may come before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the proxy holder.

                             STOCKHOLDER PROPOSALS

     Any proposal of a stockholder intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received by the Secretary of the Company by September 30, 1999, for inclusion in the notice of meeting and proxy statement relating to the 2000 Annual Meeting.

                                   FORM 10-K

     A copy of the Company's Annual Report on Form 10-K, as amended, for the fiscal year ended September 30, 1998 ("Form 10-K") accompanies this Proxy Statement. Additional copies of the Form 10-K may be obtained by writing to Caribiner International, Inc., 16 West 61st Street, New York, New York 10023,
Attention: Secretary.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of the Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Rule 16a-3(c) promulgated under the Exchange Act, the Company is not aware of any failure of any officer, director or beneficial owner of more than 10% of the Common Stock to timely file with the Securities and Exchange Commission any Form 3, 4 or 5 in respect of the Company during fiscal 1998, except for Mark M. Cohen and Brian Shepherd, each of whom filed one late report on Form 4.

                                          By Order of the Board of Directors

                                          /s/ Harold E. Schwartz

                                          Harold E. Schwartz
                                          Secretary

Dated: January 27, 1999
New York, New York

                                                                       ANNEX A-1


                         CARIBINER INTERNATIONAL, INC.
            (FORMERLY KNOWN AS BUSINESS COMMUNICATIONS GROUP, INC.)

                             1996 STOCK OPTION PLAN
                      (AS AMENDED AS OF FEBRUARY 27, 1998)

                                   ARTICLE 1

                           ESTABLISHMENT AND PURPOSE

     1.1 ESTABLISHMENT AND EFFECTIVE DATE. Caribiner International, Inc., a Delaware corporation (the "Corporation"), hereby establishes a stock incentive plan to be known as the Caribiner International, Inc. 1996 Stock Option Plan (the "Plan"). The Plan shall become effective as of January 1, 1996, subject to the approval of the Corporation's stockholders. In the event that such stockholder approval is not obtained, any awards made hereunder shall be canceled and all rights of employees with respect to such awards shall thereupon cease. Upon approval by the Board of Directors of the Corporation (the "Board") and the Board's Compensation Committee (the "Committee"), awards may be made as provided herein.

     1.2 PURPOSE. The purpose of the Plan is to encourage and enable employees (subject to such requirements as may be prescribed by the Committee) of the Corporation and its subsidiaries to acquire a proprietary interest in the Corporation through the ownership of the Corporation's common stock, par value $.01 per share ("Common Stock"). Such ownership will provide such employees with a more direct stake in the future welfare of the Corporation and encourage them to remain with the Corporation and its subsidiaries. It is also expected that the Plan will encourage qualified persons to seek and accept employment with the Corporation and its subsidiaries.

                                   ARTICLE 2

                                     AWARDS

     2.1 FORM OF AWARDS. Awards under the Plan may be granted in incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified stock options ("Non-qualified Stock Options") (unless otherwise indicated, references in the Plan to "Options" shall include both Incentive Stock Options and Non-qualified Stock Options).

     2.2 MAXIMUM SHARES AVAILABLE. The maximum aggregate number of shares of Common Stock available for award under the Plan is 1,928,000*, subject to adjustment pursuant to Article 8 hereof. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Corporation. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option under the Plan expires unexercised or is terminated, surrendered or canceled, then such shares shall be available for subsequent awards under the Plan, upon such terms as the Committee may determine.

     2.3 RETURN OF PRIOR AWARDS. As a condition to any subsequent award, the Committee shall have the right at its discretion, to require employees to return to the Corporation awards previously granted under the Plan. Subject to the provisions of the Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted.

------------------
*If the proposed amendments to the 1996 Stock Option Plan are approved, the maximum aggregate number of shares available for award will be increased to 2,500,000.

                                     A-1-1

                                   ARTICLE 3

                                 ADMINISTRATION

     3.1 COMMITTEE. Awards shall be determined, and the Plan shall be administered, by the Committee as appointed from time to time by the Board, which Committee shall consist of not less than two (2) members of the Board. Except as permitted by Rule 16b-3 of the Securities Exchange Age of 1934, as amended (the "Act"), and by Section 162(m) of the Code (or Regulations promulgated thereunder), no member of the Board may serve on the Committee if such member: (i) is or has been granted or awarded stock options, pursuant to the Plan or any other plan of the Corporation or its affiliates either while serving on the Committee or during the one year period prior to being appointed to the Committee; (ii) is an employee or former employee of the Corporation; or
(iii) receives remuneration from the Corporation, either directly or indirectly, in any capacity other than as a director.

     3.2 POWERS OF COMMITTEE. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option; (ii) to designate Options as Incentive Stock Options or Non-qualified Stock Options; and (iii) to determine the employees to whom and the time or times at which Options shall be granted.

     3.3 DELEGATION. The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation would cause the Plan to fail to comply with the "disinterested administration" rules under Section 16 of the Act. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

     3.4 INTERPRETATIONS. The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Corporation, all employees who have received awards under the Plan and all other interested persons.

     3.5 LIABILITY; INDEMNIFICATION. No member of the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Corporation with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Corporation's Certificate of Incorporation and Bylaws, as amended from time to time, or under any agreement between any such member and the Corporation.

                                   ARTICLE 4

                                  ELIGIBILITY

     Awards may be made to employees of the Corporation or any of its subsidiaries (subject to such requirements as may be prescribed by the Committee); provided, however, that no employee may receive awards of or relating to more than 200,000* shares of Common Stock in the aggregate in any fiscal year of the Corporation. Awards may be made to a director of the Corporation who is not also a member of the Committee, provided that the director is also an employee. In determining the employees to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the nature of the services rendered by such employees, their present and potential contributions to the success of the Corporation and its subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant.

------------------
 *If the proposed amendments to the 1996 Stock Option Plan are approved, the maximum number of awards that an employee may receive in the aggregate in any fiscal year of the Corporation will be increased to 750,000.

                                     A-1-2

     As used herein, the term "subsidiary" shall mean any present or future corporation, partnership or joint venture in which the Corporation owns, directly or indirectly, 50% or more of the economic interests. Notwithstanding the foregoing, only employees of the Corporation and any present or future corporation which is or may be a "subsidiary corporation" of the Corporation (as such term is defined in Section 424(f) of the Code) shall be eligible to receive Incentive Stock Options.

                                   ARTICLE 5

                                  OPTION TERMS

     5.1 GRANT OF OPTIONS. Options may be granted under the Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine.

     5.2 DESIGNATION AS NON-QUALIFIED STOCK OPTION OR INCENTIVE STOCK
OPTION. In connection with any grant of Options, the Committee shall designate in the written agreement required pursuant to Article 10 hereof whether the Options granted shall be Incentive Stock Options or Non-qualified Stock Options, or in the case both are granted, the number of shares of each.

     5.3 OPTION PRICE. The purchase price per share under each Incentive Stock Option or Non-qualified Stock Option, shall be the Market Price (as hereinafter defined) (the "Exercise Price"), of the Common Stock on the date the Option is granted. In the case of an Incentive Stock Option granted to an employee owning (actually or constructively under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Corporation or of a subsidiary (a "10% Stockholder"), the Exercise Price shall not be less than 110% of the Market Price of the Common Stock on the date of grant.

     The "Market Price" of the Common Stock on any day shall be determined as follows (i) if the Common Stock is listed on a national securities exchange or quoted through the Nasdaq Stock Market/Nasdaq National Market, the Market Price on any day shall be the average of the high and low reported consolidated trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the consolidated trading listing for such day; (ii) if the Common Stock is quoted through the Nasdaq inter-dealer quotation system, the Market Price on any day shall be the average of the representative bid and asked prices at the close of business for such day; or
(iii) if the Common Stock is not listed on a national stock exchange or quoted through Nasdaq, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day. In no event shall the Market Price of a share of Common Stock subject to an Incentive Stock Option be less than the fair market value as determined for purposes of Section 422(b)(4) of the Code.

     5.4 LIMITATION ON AMOUNT OF INCENTIVE STOCK OPTIONS. In the case of an Incentive Stock Option, the aggregate Market Price (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Corporation and any subsidiary) shall not exceed $100,000.

     5.5 LIMITATION ON TIME OF GRANT. No grant of an Incentive Stock Option shall be made under the Plan more than ten (10) years after the date the Plan is approved by stockholders of the Corporation.

     5.6 EXERCISE AND PAYMENT. Options may be exercised in whole or in part. Common Stock purchased upon the exercise of Options shall be paid for in full at the time of purchase. Such payment shall be made in cash or, in the discretion of the Committee, through delivery of shares of Common Stock or a combination of cash and Common Stock, in accordance with procedures to be established by the Committee. Any shares so delivered shall be valued at their Market Price on the date of exercise. Upon receipt of notice of exercise and payment in accordance with procedures to be established by the Committee, the Corporation or its agent shall deliver to the person exercising the Option (or his or her designee) a certificate for such shares.

                                     A-1-3

     5.7 TERM. The term of each Option granted hereunder shall be determined by the Committee; provided, however, that, notwithstanding any other provision of the Plan, in no event shall an Incentive Stock Option be exercisable after ten
(10) years from the date it is granted, or in the case of an Incentive Stock Option granted to a 10% Stockholder, five (5) years from the date it is granted.

     5.8 RIGHTS AS A STOCKHOLDER. A recipient of Options shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate is issued to such recipient representing such shares.

     5.9 GENERAL RESTRICTIONS. Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares issuable or transferable upon exercise thereof upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue, transfer, or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

     The Board or the Committee may, in connection with the granting of any Option, require the individual to whom the Option is to be granted to enter into an agreement with the Corporation stating that as a condition precedent to each exercise of the Option, in whole or in part, such individual shall if then required by the Corporation represent to the Corporation in writing that such exercise is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Board or the Committee may prescribe.

                                   ARTICLE 6

                         NONTRANSFERABILITY OF OPTIONS

     No Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option not specifically permitted herein shall be null and void and without effect. An Option may be exercised by the recipient only during his or her lifetime, or following his or her death pursuant to Section 7.3 hereof.

     Notwithstanding anything to the contrary in the preceding paragraph, the Committee may, in its sole discretion, cause the written agreement relating to any Non-qualified Stock Options granted hereunder to provide that the recipient of such Non-qualified Stock Options may transfer any of such Non-qualified Stock Options other than by will or the laws of descent and distribution in any manner authorized under applicable law; provided, however, that in no event may the Committee permit any transfers which would cause this Plan to fail to satisfy the applicable requirements of Rule 16b-3 under the Act, or would cause any recipient of awards hereunder to fail to be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Act or be subject to liability thereunder.

                                   ARTICLE 7

                EFFECT OF TERMINATION OF EMPLOYMENT, DISABILITY,
                              RETIREMENT OR DEATH

     7.1 GENERAL RULE. If the services of an employee of the Corporation (the "Employee") who holds an unexercised Option are terminated for any reason other than death, Disability, Retirement or Cause (each as defined below), an Option shall be exercisable by the Employee at any time prior to the expiration date of the Option or within 30 days after the date of such termination, whichever is earlier, but only to the extent the Employee had the right to exercise such Option on the date of termination. The Option shall not be affected by any change of employment as long as the Employee continues to be employed by either the Corporation or a subsidiary.

                                     A-1-4

     7.2 DISABILITY OR RETIREMENT. Except as otherwise expressly provided in the written agreement relating to any Option granted under the Plan, in the event of the Disability or Retirement of a recipient of Options, the Options which are held by such recipient on the date of such Disability or Retirement, whether or not otherwise exercisable on such date, shall be exercisable one (1) year from the date of Disability or Retirement; provided, however, that any Incentive Stock Option of such recipient shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the date of such Disability or Retirement (or within one (1) year in the case of an employee who is "disabled" within the meaning of Section 22(e)(3) of the Code).

     "Disability" shall mean any termination of employment with the Corporation or a subsidiary because of a long-term or total disability, as determined by the Committee in its sole discretion. "Retirement" shall mean a termination of employment with the Corporation or a subsidiary either (i) on a voluntary basis by a recipient who is at least 65 years of age or (ii) otherwise with the written consent of the Committee in its sole discretion. The decision of the Committee shall be final and conclusive.

     7.3 DEATH. In the event of the death of a recipient of Options while an employee of the Corporation or any subsidiary, Options which are held by such employee at the date of death, whether or not otherwise exercisable on the date of death, shall be exercisable by the beneficiary designated by the employee for such purpose (the "Designated Beneficiary") or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease the employee, by the employee's personal representatives, heirs or legatees at any time within one (1) year from the date of death (subject to the limitation in Section 5.7 hereof), at which time such Options shall terminate; provided, however, that any Incentive Stock Option of such recipient shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the date of the recipient's death.

     In the event of the death of a recipient of Options following a termination of employment due to Retirement or Disability, if such death occurs before the Options are exercised, the Options which are held by such recipient on the date of termination of employment, whether or not otherwise exercisable on such date, shall be exercisable by such recipient's Designated Beneficiary, or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease such recipient, by such recipient's personal representatives, heirs or legatees to the same extent such Options were exercisable by the recipient following such termination of employment.

     7.4 CAUSE. The Committee may, in its sole discretion, cause any Option to be forfeited upon an employee's termination of employment if the employee was terminated for one (or more) of the following reasons ("Cause"): (i) the employee's conviction, or plea of guilty or nolo contendere to the commission of a felony, (ii) the employee's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Corporation or a subsidiary,
(iii) an act of dishonesty by the employee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or a subsidiary, (iv) any breach of the employee's fiduciary duties to the Corporation as an employee or officer or (v) any other serious violation of a Corporation policy. It shall be within the sole discretion of the Committee to determine whether the employee's termination was for one of the foregoing reasons, and the decision of the Committee shall be final and conclusive.

     7.5 CHANGE OF CONTROL. If there should be a Change of Control of the Corporation (as defined below), the Corporation shall give the employee written notice of such Change of Control as promptly as practicable and the Option, whether or not currently exercisable, shall become immediately exercisable as of the effective date of such Change of Control.

     Notwithstanding the foregoing, in the case that the Corporation is merged or consolidated with another corporation, or the assets or stock of the Corporation is acquired by another corporation, or a separation, reorganization or liquidation of the Corporation occurs, the Board of Directors of the Corporation, or the Board of Directors of any corporation assuming the obligations of the Corporation hereunder, shall make appropriate provisions for the protection of the Option by substitution on an equitable basis of appropriate stock of the Corporation, or appropriate stock of the merged, consolidated, or otherwise reorganized corporation, provided only that the excess of the aggregate Market Price of the shares subject to the Option immediately after such substitution over the Exercise Price thereof is not less than the excess of the aggregate Market Price of the shares subject to the Option immediately before such substitution over the Exercise Price thereof.

                                     A-1-5

     For purposes of this Section 7.5, a "Change of Control" shall be deemed to have occurred if, at any time following the effective date of the Plan, (i) any person or "group" (other than Warburg, Pincus Investors, L.P. or any affiliate thereof) acquires, in a single transaction or series of related transactions 50% or more of the outstanding Common Stock of the Corporation; (ii) during any period of two consecutive years, individuals that at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute a majority thereof, unless the election, or the nomination for election by the shareholders, of each such new director was approved by a vote of at least two-thirds of the directors then still in office which were directors at the beginning of the period; or (iii) the sale of all or substantially all of the assets of the Corporation (other than a wholly-owned subsidiary of the Company).

     7.6 LEAVE OF ABSENCE. In the case of an employee on an approved leave of absence, the Options of such employee shall not be affected unless such leave is longer than 13 weeks. The date of exercisability of any Options of an employee which are unexercisable at the beginning of an approved leave of absence lasting longer than 13 weeks shall be postponed for a period equal to the length of such leave of absence. Notwithstanding the foregoing, the Committee may, in its sole discretion, waive in writing any such postponement of the date of exercisability of any Options due to a leave of absence.

                                   ARTICLE 8

                   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     Notwithstanding any other provision of the Plan, the Committee may, (i) at any time, make or provide for such adjustments to the Plan or to the number and class of shares available thereunder or (ii) at the time of grant of any Options, provide for such adjustments to such Options as the Committee shall deem appropriate to prevent dilution or enlargement of rights, including without limitation, adjustments in the event of stock dividends, stock splits, recapitalizations, restructurings, mergers, consolidations, combinations or exchanges of shares, separations, spin-offs, reorganizations, liquidation's and the like.

                                   ARTICLE 9

                           AMENDMENT AND TERMINATION

     The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) materially increase the aggregate number of shares which may be issued under the Plan, (ii) materially increase the benefits accruing to employees under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Corporation's stockholders, except that any such increase or modification that may result from adjustments authorized by Article 8 hereof shall not require such stockholder approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the employee to whom an award shall theretofore have been granted, adversely affect the rights of such employee under such award.

                                   ARTICLE 10

                               WRITTEN AGREEMENT

     Each award of Options shall be evidenced by a written agreement containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.

                                     A-1-6

                                   ARTICLE 11

                            MISCELLANEOUS PROVISIONS

     11.1 TAX WITHHOLDING. The Corporation shall have the right to require employees or their beneficiaries or legal representatives to remit to the Corporation an amount sufficient to satisfy Federal, state and local withholding tax requirements. The Committee may, in its sole discretion, permit an employee to satisfy his or her tax withholding obligation either by (i) surrendering shares owned by the employee or (ii) having the Corporation withhold from shares otherwise deliverable to the employee. Shares surrendered or withheld shall be valued at their Market Price as of the date on which income is required to be recognized for income tax purposes.

     11.2 COMPLIANCE WITH SECTION 16(B). In the case of employees who are or may be subject to Section 16 of the Act, it is the intent of the Corporation that the Plan and each award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to employees who are or may be subject to Section 16 of the Act.

     11.3 SUCCESSORS. The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the assets and business of the Corporation. In the event of any of the foregoing, the Committee may, at its discretion prior to the consummation of the transaction and subject to
Article 9 hereof, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

     11.4 GENERAL CREDITOR STATUS. Employees shall have no right, title, or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any employee or beneficiary or legal representative of such employee. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

     11.5 NO RIGHT OF EMPLOYMENT. Nothing in the Plan or in any written agreement entered into pursuant to Article 10 hereof, nor the grant of any award, shall confer upon any employee any right to continue in the employ of the Corporation or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Corporation or a subsidiary to modify the terms of or terminate such employee's employment at any time.

     11.6 NOTICES. Notices required or permitted to be made under the Plan shall be sufficiently made if personally delivered to the employee or sent by regular mail addressed (a) to the employee at the employee's address as set forth in the books and records of the Corporation or its subsidiary, or (b) to the Corporation or the Committee at the principal office of the Corporation clearly marked "Attention: Compensation Committee."

     11.7 SEVERABILITY. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision shad not been included.

     11.8 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreement hereunder, shall be construed in accordance with and governed by the laws of the State of New York.

                                     A-1-7

                                                                       ANNEX B-1

                             STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT is made as of the 21st day of December, 1998, between Caribiner International, Inc., a Delaware corporation (hereinafter called the "Corporation"), and Christopher A. Sinclair, the Corporation's President and Chief Executive Officer (hereinafter called the "Participant").

     WHEREAS, the Corporation desires to give the Participant an opportunity to participate in the long-term growth of the Corporation by granting to the Participant options to purchase the Corporation's common stock, par value $0.01 per share (the "Common Stock"), pursuant to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

          1. Grant of Option. Subject to the ratification and approval by the stockholders of the Corporation, the Corporation hereby grants to the Participant the right and option (hereinafter called the "Option") to purchase an aggregate of up to Three Hundred Fifty Thousand (350,000) shares (the "Shares") of Common Stock (such number being subject to adjustment as provided in paragraph 7 hereof) on the terms and subject to the conditions herein set forth. Such Option shall vest and become exercisable as follows: (i) thirty-three and one-third percent (33 1/3%) of the Option herein granted (for up to One Hundred Sixteen Thousand Six Hundred Sixty-seven (116,667) shares) shall vest and may be exercised at any time on or after the first anniversary of this Agreement (unless terminated earlier pursuant to paragraph 6 hereof), (ii) thirty-three and one-third percent (33 1/3%) of the Option herein granted (for up to One Hundred Sixteen Thousand Six Hundred Sixty-seven (116,667) shares) shall vest and may be exercised on or after the second anniversary of this Agreement (unless terminated earlier pursuant to paragraph 6 hereof) and
     (iii) the remaining thirty-three and one-third percent (33 1/3%) of the Option herein granted (for up to One Hundred Sixteen Thousand Six Hundred Sixty-six (116,666) shares) shall vest and may be exercised on or after the third anniversary of this Agreement (unless terminated earlier pursuant to paragraph 6 hereof). The Option granted hereby is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Agreement shall be construed and interpreted in accordance with such intention.

          2. Exercise Price. The exercise price of the Shares covered by the Option shall be the average of the high and low reported consolidated trading sales price of the Company's Common Stock as reported on the New York Stock Exchange on the date first set forth above, which is Eight Dollars and Fifty-six and One Quarter Cents ($8.5625) per Share.

          3. Term of Option. Subject to paragraph 8 hereof, the Option granted hereby shall be exercisable in accordance with paragraph 1. The Participant's right to exercise the aforementioned Option shall expire ten
     (10) years from the date hereof (the "Expiration Date"). Unless terminated earlier pursuant to paragraph 6 hereof, the Option may not be exercised after the Expiration Date.

          4. Nontransferability. The Option granted hereby shall not be transferable otherwise than by will or the laws of descent and distribution. More particularly (except as provided in the preceding sentence), the Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted sale, assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect. The Option may be exercised by the Participant only during his lifetime or following his death pursuant to paragraph 6 hereof.

                                     B-1-1

          5. Disclosure and Risk.

          (a) The Participant represents and warrants to the Corporation as follows:

             (i) The Participant acknowledges that (A) neither the Option nor the Shares have been registered for resale under the Securities Act of 1933, as amended (the "Securities Act"), and (B) the Corporation is under no obligation to effect the registration under the Securities Act of the Option and/or the Shares.

             (ii) The Shares will be acquired by the Participant for the Participant's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

             (iii) The Corporation has made available to the Participant the opportunity to ask questions of the officers and management of the Corporation and to acquire information about the business and financial condition of the Corporation and has, and at the time of exercise of the Option will have, all information necessary for him to make an informed investment decision.

             (iv) He has received a copy of the Plan.

          (b) Each certificate representing the Shares will be endorsed with the following or a substantially similar legend:

             "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH SECURITIES, OR (ii) THE CORPORATION RECEIVES A WRITTEN OPINION FROM COUNSEL FOR THE HOLDER OF THESE SECURITIES, REASONABLY SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION MAY BE MADE PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT OR IS OTHERWISE EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS."

          The Corporation need not allow a transfer of any of the Shares unless one of the conditions specified in the foregoing legend is satisfied. The Corporation may also instruct its transfer agent not to allow the transfer of any of the Shares unless one of the conditions specified in the foregoing legend is satisfied.

          Any legend endorsed on a certificate pursuant to the foregoing language and the stop transfer instructions with respect to such Shares shall be removed, and the Corporation shall promptly issue a certificate without such legend to the holder thereof if (i) the Shares are registered under the Securities Act and a prospectus meeting the requirements of
     Section 10 of the Securities Act is available and has been delivered or
     (ii) the holder provides the Corporation with a written opinion from counsel for such holder of the Shares, reasonably satisfactory to the Corporation, to the effect that a sale, transfer, assignment, pledge, hypothecation or other disposition of such Shares may be made without registration.

          6. Termination of Employment; Disability; Retirement; Death.

          (a) In the event that the Participant shall cease to be an employee of the Corporation for any reason other than death, Disability, Retirement, termination with or without Cause, or resignation for Good Reason (each as defined below), the Option may be exercised by the Participant (to the extent that the Participant shall have been entitled to do so as of the date of the termination of his employment with the Corporation) at any time prior to the Expiration Date of the Option or within 30 days after Participant shall so cease to be an employee of the Corporation, whichever is earlier. So long as the Participant shall continue to be an employee of the Corporation, the Option shall not be affected by any change of duties or position. The provisions of this Section 6(a) shall be subject to the provisions of Section 6(e) below.

                                     B-1-2

          (b) In the event of the Disability or Retirement of the Participant, the unexercised portion of the Option that is held by the Participant on the date of such Disability or Retirement, whether or not otherwise exercisable on such date, shall be exercisable one (1) year from the date of Disability or Retirement. "Disability" shall mean any termination of employment with the Corporation or a subsidiary because of a long-term or total disability, as determined by the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Corporation in its sole discretion. "Retirement" shall mean a termination of employment with the Corporation or a subsidiary either (i) on a voluntary basis by a recipient who is at least 65 years of age or (ii) otherwise with the written consent of the Committee in its sole discretion.

          (c) During the lifetime of the Participant, the Option shall be exercisable only by him (or by his legal guardian or representative). In the event of the death of the Participant while he is an employee of the Corporation or any subsidiary, the Option (or unexercised portion thereof) which is held by the Participant at the date of death, whether or not exercisable on the date of death, shall be exercisable in accordance with the terms of this Agreement by the beneficiary designated by the Participant for such purpose (the "Designated Beneficiary") or if no Designated Beneficiary shall have been appointed or if the Designated Beneficiary shall predecease the Participant, by the Participant's personal representatives, heirs or legatees at any time for a period of one
     (1) year after the date of the Participant's death and any portion of the Option which is not exercised during such one (1) year period shall be forfeited.

          In the event of the death of the Participant following a termination of employment due to Retirement or Disability, if such death occurs before the Option (or any portion thereof) is exercised, the Option (or portion thereof) that is held by the Participant on the date of termination of employment, whether or not exercisable on such date, shall be exercisable by such Participant's Designated Beneficiary or if no Designated Beneficiary shall have been appointed or if the Designated Beneficiary shall predecease the Participant, by the Participant's personal representatives, heirs or legatees at any time for a period of one
     (1) year after the date of the Participant's death and any portion of the Option which is not exercised during such one (1) year period shall be forfeited.

          (d) In the event the Participant is terminated for Cause, the Option shall be exercisable by the Participant (to the extent that the Participant shall have been entitled to do so as of the date of the termination of his employment with the Corporation for Cause) at any time prior to the Expiration Date or within sixty (60) days after Participant's termination for Cause, whichever is earlier. "Cause" shall have the meaning set forth in Section 9(a) of that certain Employment Agreement by and between the Corporation and the Participant, dated as of December 21, 1998.

          (e) In the event the Participant is terminated without Cause or if Participant resigns for Good Reason, automatically upon any such termination or resignation, any unexercised portion of the Option shall immediately vest and become fully exercisable (without regard to the vesting provisions set forth in Paragraph 1 above), and the entire unexercised portion of the Option shall thereafter be exercisable (in whole or in part) at any time after such termination or resignation (as the case may be) prior to the Expiration Date, or for a period of two years after such termination or resignation (as the case may be), whichever is earlier. As used herein, the term "Good Reason" shall have the meaning set forth in
     Section 9(d) of that certain Employment Agreement by and between the Corporation and the Participant, dated as of December 21, 1998.

          7. Changes in Capital Structure. If all or any portion of the Option shall be exercised subsequent to any stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange of shares, separation, spin-off, reorganization, liquidation or the like occurring after the date hereof, as a result of which shares of any class shall be issued in respect of outstanding Common Stock or shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes, the person or persons exercising the Option shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which, if the Shares (as authorized at the date hereof) had been purchased at the date hereof for the same aggregate price (on the basis of the price per share set forth in

                                     B-1-3
     paragraph 2 hereof) and had not been disposed of, such person or persons would be holding at the time of such exercise as a result of such purchase and all such share dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, spin-offs, reorganizations, liquidations or the like; provided, however, that no fractional shares shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued. In no event shall any adjustments be made to the Option as a result of the issuance or redemption of securities of the Corporation for cash or other consideration, or upon the exercise of any conversion rights of any securities of the Corporation.

          8. Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised in whole or in part by giving written notice to the Secretary of the Corporation, at the address set forth below the Corporation's signature to this Agreement or such other location as may be designated by the Secretary of the Corporation. Such notice shall state the Participant's election to exercise the Option and the number of Shares in respect of which it is being exercised, and shall be signed by the person or persons so exercising the Option. Payment for the Shares may be made (i) in cash or (ii) at the option of the Committee, or, in absence of the Committee, the Board, by delivery of Common Stock already owned by the Participant and having an aggregate Market Price (as defined in the Plan) on the date of such delivery equal to the aggregate exercise price of the shares so purchased or (iii) at the option of the Committee, or, in absence of the Committee, the Board, by delivery of a combination of cash and Common Stock having an aggregate Market Price on the date of such delivery equal to the aggregate exercise price of the shares so purchased. The Corporation shall deliver a certificate or certificates representing the shares of Common Stock so purchased as soon as practicable after the notice of election has been received. In the event the Option shall be exercised by any person or persons other than the Participant, the notice of election shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares of Common Stock that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

          9. Change of Control.

          (a) As long as Participant is an employee of the Corporation, a "Change of Control" of the Corporation shall cause the Option (or the unexercised portion thereof), whether or not currently exercisable, to become immediately exercisable, in whole or in part, as of the effective date of such Change of Control without regard to any vesting provisions or condition precedent which may be contained in paragraph 1 of this Agreement. For purposes of this paragraph, a "Change of Control" shall be deemed to have occurred if (i) any person or "group" (other than Warburg, Pincus Investors, L.P. or any affiliate thereof) acquires, in a single transaction or series of related transactions, 50% or more of the outstanding Common Stock; (ii) during any period of two consecutive years, individuals that at the beginning of such period constitute the Board cease for any reason to constitute a majority thereof, unless the election, or the nomination for election by the stockholders, of each such new director was approved by a vote of at least two-thirds of the directors then still in office which were directors at the beginning of the period; or
     (iii) the sale of all or substantially all of the assets of the Corporation (other than to a wholly-owned subsidiary of the Corporation).

          (b) Notwithstanding the provisions of paragraph 9(a), in the case that the Corporation is merged or consolidated with another corporation, or the assets or stock of the Corporation is acquired by another corporation, or a separation, reorganization or liquidation of the Corporation occurs, the Board, or the Board of Directors of any corporation assuming the obligations of the Corporation hereunder, shall make appropriate provisions for the protection of the Option by substitution on an equitable basis of appropriate stock of the Corporation, or appropriate stock of the merged, consolidated or otherwise reorganized corporation, provided that only the excess of the aggregate Market Price of the shares subject to the Option immediately after such substitution over the aggregate exercise price thereof is not less than the excess of the aggregate Market Price of the shares subject to the Option immediately before such substitution over the aggregate exercise price thereof.


                                     B-1-4

          10. Optionee Not a Stockholder. The Participant shall not have any rights as a stockholder with respect to any shares of Common Stock subject to the Option prior to the date on which he is recorded as the holder of such shares on the records of the Corporation.

          11. Taxes. The Corporation may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state, local and other taxes required by law to be withheld with respect to the Option including, but not limited to (i) reducing the number of shares of Common Stock otherwise deliverable, based upon their fair market value on the date of exercise, to permit deduction of the amount of any such withholding taxes from the amount otherwise payable under this Agreement; (ii) deducting the amount of any such withholding taxes from any other amount then or thereafter payable to the Participant; or
     (iii) requiring the Participant, Designated Beneficiary or legal representative to pay to the Corporation the amount required or desirable to enable it to satisfy its withholding obligations as a condition of releasing the Common Stock.

          12. General Provisions.

          (a) The Corporation shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Option Agreement, shall pay all fees and expenses necessarily incurred by the Corporation in connection therewith, and shall use its best efforts to comply with all laws and regulations which, in the reasonable opinion of counsel to the Corporation, are applicable thereto.

          (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

          (c) Any notice to be given hereunder by either party to the other shall be in writing and shall be given either by personal delivery, facsimile or by mail, registered or certified, postage prepaid, return receipt requested, or by overnight delivery addressed to the other party at the respective addresses or facsimile numbers set forth below their signatures to this Agreement, or at any other address or facsimile number as such party may hereafter specify in writing.

          (d) No amendments or modifications to this Agreement shall be binding unless made in writing and signed by the parties hereto.

          (e) The waiver by either party of a breach of any term or provision of this Agreement shall not operate or be construed as a waiver of a subsequent breach of the same provision or of the breach of any other term or provision of this Agreement.

          (f) As used herein, the masculine gender shall include the feminine and the neuter genders, the neuter shall include the masculine and the feminine genders, the singular shall include the plural, and the plural shall include the singular.

          (g) The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

          (h) The invalidity or enforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          (i) NEITHER THE PLAN NOR THIS AGREEMENT SHALL BE (1) CONSTRUED AS GIVING THE PARTICIPANT THE RIGHT TO BE RETAINED IN THE EMPLOY OF THE CORPORATION OR ANY SUBSIDIARY THEREOF OR TO BE ENTITLED TO ANY REMUNERATION OR BENEFITS NOT SET FORTH IN THE PLAN OR THIS AGREEMENT OR (2) INTERFERE WITH OR LIMIT THE RIGHT OF THE CORPORATION OR ANY SUBSIDIARY THEREOF TO MODIFY THE TERMS OF OR TERMINATE THE PARTICIPANT'S EMPLOYMENT AT ANY TIME WITH OR WITHOUT CAUSE.

          13. Incorporation by Reference. Reference is hereby made to the Corporation's 1996 Stock Option Plan, as amended as of February 27, 1998 (the "Plan"). Although it is expressly understood and agreed that

                                     B-1-5
     the Options granted herein are not subject to the Plan, the following provisions of the Plan are hereby incorporated herein by reference and shall be deemed to be a part hereof as is set forth fully herein:
     Article 3 (Administration) of the Plan; Section 5.6 (Exercise and Payment) of the Plan; Section 5.8 (Rights as a Stockholder) of the Plan;
     Section 5.9 (General Restrictions) of the Plan; Article 6 (Nontransferability of Options) of the Plan; Section 7.6 (Leave of Absence) of the Plan; Article 8 (Adjustment Upon Changes in Capitalization) of the Plan and Article 11 (Miscellaneous Provisions) of the Plan. In the event the Plan is terminated for any reason whatsoever, notwithstanding such termination, the foregoing provisions shall remain applicable to the terms and conditions of the Options herein granted as if such Plan had not been terminated.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                        PARTICIPANT
                                              /s/ CHRISTOPHER A. SINCLAIR
                                        --------------------------------------
                                         Name:    Christopher A. Sinclair
                                         Address:
                                         Facsimile:

                                        CARIBINER INTERNATIONAL, INC.

                                        By:          /s/ ERROL M. COOK
                                            ----------------------------------
                                            Address:   16 West 61st Street
                                                       New York, New York 10023
                                            Facsimile: (212) 541-5384

                                     B-1-6

                                                                       ANNEX B-2


                             STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT is made as of the 21st day of December, 1998, between Caribiner International, Inc., a Delaware corporation (hereinafter called the "Corporation"), and Christopher A. Sinclair, the Corporation's President and Chief Executive Officer (hereinafter called the "Participant").

     WHEREAS, the Corporation desires to give the Participant an opportunity to participate in the long-term growth of the Corporation by granting to the Participant options to purchase the Corporation's common stock, par value $0.01 per share (the "Common Stock"), pursuant to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Grant of Option. Subject to the ratification and approval by the stockholders of the Corporation, the Corporation hereby grants to the Participant the right and option (hereinafter called the "Option") to purchase an aggregate of up to Two Hundred Fifty Thousand (250,000) shares (the "Shares") of Common Stock (such number being subject to adjustment as provided in paragraph 7 hereof) on the terms and subject to the conditions herein set forth. Such Option shall vest and become exercisable as follows: (i) thirty-three and one-third percent (33 1/3%) of the Option herein granted (for up to Eighty Three Thousand Three Hundred Thirty-four (83,334) shares) shall vest and may be exercised at any time on or after the first anniversary of this Agreement (unless terminated earlier pursuant to paragraph 6 hereof), (ii) thirty-three and one-third percent (33 1/3%) of the Option herein granted (for up to Eighty Three Thousand Three Hundred Thirty-three (83,333) shares) shall vest and may be exercised on or after the second anniversary of this Agreement (unless terminated earlier pursuant to paragraph 6 hereof) and (iii) the remaining thirty-three and one-third percent (33 1/3%) of the Option herein granted (for up to Eighty Three Thousand Three Hundred Thirty-three (83,333) shares) shall vest and may be exercised on or after the third anniversary of this Agreement (unless terminated earlier pursuant to paragraph 6 hereof). The Option granted hereby is not intended to be an "incentive stock option" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Agreement shall be construed and interpreted in accordance with such intention.

     2. Exercise Price. The exercise price of the Shares covered by the Option shall be Fifteen Dollars and No Cents ($15.00) per Share.

     3. Term of Option. Subject to paragraph 8 hereof, the Option granted hereby shall be exercisable in accordance with paragraph 1. The Participant's right to exercise the aforementioned Option shall expire ten (10) years from the date hereof (the "Expiration Date"). Unless terminated earlier pursuant to paragraph 6 hereof, the Option may not be exercised after the Expiration Date.

     4. Nontransferability. The Option granted hereby shall not be transferable otherwise than by will or the laws of descent and distribution. More particularly (except as provided in the preceding sentence), the Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted sale, assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect. The Option may be exercised by the Participant only during his lifetime or following his death pursuant to paragraph 6 hereof.

     5. Disclosure and Risk

     (a) The Participant represents and warrants to the Corporation as follows:

          (i) The Participant acknowledges that (A) neither the Option nor the Shares have been registered for resale under the Securities Act of 1933, as amended (the "Securities Act"), and (B) the Corporation is under no obligation to effect the registration under the Securities Act of the Option and/or the Shares.

                                     B-2-1

          (ii) The Shares will be acquired by the Participant for the Participant's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

          (iii) The Corporation has made available to the Participant the opportunity to ask questions of the officers and management of the Corporation and to acquire information about the business and financial condition of the Corporation and has, and at the time of exercise of the Option will have, all information necessary for him to make an informed investment decision.

          (iv) He has received a copy of the Plan.

     (b) Each certificate representing the Shares will be endorsed with the following or a substantially similar legend:

          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH SECURITIES, OR (ii) THE CORPORATION RECEIVES A WRITTEN OPINION FROM COUNSEL FOR THE HOLDER OF THESE SECURITIES, REASONABLY SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION MAY BE MADE PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT OR IS OTHERWISE EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS."

     The Corporation need not allow a transfer of any of the Shares unless one of the conditions specified in the foregoing legend is satisfied. The Corporation may also instruct its transfer agent not to allow the transfer of any of the Shares unless one of the conditions specified in the foregoing legend is satisfied.

     Any legend endorsed on a certificate pursuant to the foregoing language and the stop transfer instructions with respect to such Shares shall be removed, and the Corporation shall promptly issue a certificate without such legend to the holder thereof if (i) the Shares are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available and has been delivered or (ii) the holder provides the Corporation with a written opinion from counsel for such holder of the Shares, reasonably satisfactory to the Corporation, to the effect that a sale, transfer, assignment, pledge, hypothecation or other disposition of such Shares may be made without registration.

     6. Termination of Employment; Disability; Retirement; Death.

     (a) In the event that the Participant shall cease to be an employee of the Corporation for any reason other than death, Disability, Retirement, termination with or without Cause, or resignation for Good Reason (each as defined below), the Option may be exercised by the Participant (to the extent that the Participant shall have been entitled to do so as of the date of the termination of his employment with the Corporation) at any time prior to the Expiration Date of the Option or within 30 days after Participant shall so cease to be an employee of the Corporation, whichever is earlier. So long as the Participant shall continue to be an employee of the Corporation, the Option shall not be affected by any change of duties or position. The provisions of this
Section 6(a) shall be subject to the provisions of Section 6(e) below.

     (b) In the event of the Disability or Retirement of the Participant, the unexercised portion of the Option that is held by the Participant on the date of such Disability or Retirement, whether or not otherwise exercisable on such date, shall be exercisable one (1) year from the date of Disability or Retirement. "Disability" shall mean any termination of employment with the Corporation or a subsidiary because of a long-term or total disability, as determined by the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Corporation in its sole discretion. "Retirement" shall mean a termination of employment with the Corporation or

                                     B-2-2
a subsidiary either (i) on a voluntary basis by a recipient who is at least 65 years of age or (ii) otherwise with the written consent of the Committee in its sole discretion.

     (c) During the lifetime of the Participant, the Option shall be exercisable only by him (or by his legal guardian or representative). In the event of the death of the Participant while he is an employee of the Corporation or any subsidiary, the Option (or unexercised portion thereof) which is held by the Participant at the date of death, whether or not exercisable on the date of death, shall be exercisable in accordance with the terms of this Agreement by the beneficiary designated by the Participant for such purpose (the "Designated Beneficiary") or if no Designated Beneficiary shall have been appointed or if the Designated Beneficiary shall predecease the Participant, by the Participant's personal representatives, heirs or legatees at any time for a period of one (1) year after the date of the Participant's death and any portion of the Option which is not exercised during such one (1) year period shall be forfeited.

     In the event of the death of the Participant following a termination of employment due to Retirement or Disability, if such death occurs before the Option (or any portion thereof) is exercised, the Option (or portion thereof) that is held by the Participant on the date of termination of employment, whether or not exercisable on such date, shall be exercisable by such Participant's Designated Beneficiary or if no Designated Beneficiary shall have been appointed or if the Designated Beneficiary shall predecease the Participant, by the Participant's personal representatives, heirs or legatees at any time for a period of one (1) year after the date of the Participant's death and any portion of the Option which is not exercised during such one (1) year period shall be forfeited.

     (d) In the event the Participant is terminated for Cause, the Option shall be exercisable by the Participant (to the extent that the Participant shall have been entitled to do so as of the date of the termination of his employment with the Corporation for Cause) at any time prior to the Expiration Date or within sixty (60) days after Participant's termination for Cause, whichever is earlier. "Cause" shall have the meaning set forth in Section 9(a) of that certain Employment Agreement by and between the Corporation and the Participant, dated as of December 21, 1998.

     (e) In the event the Participant is terminated without Cause or if Participant resigns for Good Reason, automatically upon any such termination or resignation, any unexercised portion of the Option shall immediately vest and become fully exercisable (without regard to the vesting provisions set forth in Paragraph 1 above), and the entire unexercised portion of the Option shall thereafter be exercisable (in whole or in part) at any time after such termination or resignation (as the case may be) prior to the Expiration Date, or for a period of two years after such termination or resignation (as the case may be), whichever is earlier. As used herein, the term "Good Reason" shall have the meaning set forth in Section 9(d) of that certain Employment Agreement by and between the Corporation and the Participant, dated as of December 21, 1998.

     7. Changes in Capital Structure. If all or any portion of the Option shall be exercised subsequent to any stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange of shares, separation, spin-off, reorganization, liquidation or the like occurring after the date hereof, as a result of which shares of any class shall be issued in respect of outstanding Common Stock or shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes, the person or persons exercising the Option shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which, if the Shares (as authorized at the date hereof) had been purchased at the date hereof for the same aggregate price (on the basis of the price per share set forth in paragraph 2 hereof) and had not been disposed of, such person or persons would be holding at the time of such exercise as a result of such purchase and all such share dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, spin-offs, reorganizations, liquidations or the like; provided, however, that no fractional shares shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued. In no event shall any adjustments be made to the Option as a result of the issuance or redemption of securities of the Corporation for cash or other consideration, or upon the exercise of any conversion rights of any securities of the Corporation.

                                     B-2-3

     8. Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised in whole or in part by giving written notice to the Secretary of the Corporation, at the address set forth below the Corporation's signature to this Agreement or such other location as may be designated by the Secretary of the Corporation. Such notice shall state the Participant's election to exercise the Option and the number of Shares in respect of which it is being exercised, and shall be signed by the person or persons so exercising the Option. Payment for the Shares may be made (i) in cash or (ii) at the option of the Committee, or, in absence of the Committee, the Board, by delivery of Common Stock already owned by the Participant and having an aggregate Market Price (as defined in the Plan) on the date of such delivery equal to the aggregate exercise price of the shares so purchased or (iii) at the option of the Committee, or, in absence of the Committee, the Board, by delivery of a combination of cash and Common Stock having an aggregate Market Price on the date of such delivery equal to the aggregate exercise price of the shares so purchased. The Corporation shall deliver a certificate or certificates representing the shares of Common Stock so purchased as soon as practicable after the notice of election has been received. In the event the Option shall be exercised by any person or persons other than the Participant, the notice of election shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares of Common Stock that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

     9. Change of Control.

     (a) As long as Participant is an employee of the Corporation, a "Change of Control" of the Corporation shall cause the Option (or the unexercised portion thereof), whether or not currently exercisable, to become immediately exercisable, in whole or in part, as of the effective date of such Change of Control without regard to any vesting provisions or condition precedent which may be contained in paragraph 1 of this Agreement. For purposes of this paragraph, a "Change of Control" shall be deemed to have occurred if (i) any person or "group" (other than Warburg, Pincus Investors, L.P. or any affiliate thereof) acquires, in a single transaction or series of related transactions, 50% or more of the outstanding Common Stock; (ii) during any period of two consecutive years, individuals that at the beginning of such period constitute the Board cease for any reason to constitute a majority thereof, unless the election, or the nomination for election by the stockholders, of each such new director was approved by a vote of at least two-thirds of the directors then still in office which were directors at the beginning of the period; or
(iii) the sale of all or substantially all of the assets of the Corporation (other than to a wholly-owned subsidiary of the Corporation).

     (b) Notwithstanding the provisions of paragraph 9(a), in the case that the Corporation is merged or consolidated with another corporation, or the assets or stock of the Corporation is acquired by another corporation, or a separation, reorganization or liquidation of the Corporation occurs, the Board, or the Board of Directors of any corporation assuming the obligations of the Corporation hereunder, shall make appropriate provisions for the protection of the Option by substitution on an equitable basis of appropriate stock of the Corporation, or appropriate stock of the merged, consolidated or otherwise reorganized corporation, provided that only the excess of the aggregate Market Price of the shares subject to the Option immediately after such substitution over the aggregate exercise price thereof is not less than the excess of the aggregate Market Price of the shares subject to the Option immediately before such substitution over the aggregate exercise price thereof.

     10. Optionee Not a Stockholder. The Participant shall not have any rights as a stockholder with respect to any shares of Common Stock subject to the Option prior to the date on which he is recorded as the holder of such shares on the records of the Corporation.

     11. Taxes. The Corporation may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state, local and other taxes required by law to be withheld with respect to the Option including, but not limited to (i) reducing the number of shares of Common Stock otherwise deliverable, based upon their fair market value on the date of exercise, to permit deduction of the amount of any such withholding taxes from the amount otherwise payable under this Agreement; (ii) deducting the amount of any such withholding taxes from any other amount then or thereafter payable to the Participant; or (iii) requiring the Participant, Designated Beneficiary or legal representative to pay to the Corporation the amount required or desirable to enable it to satisfy its withholding obligations as a condition of releasing the Common Stock.

                                     B-2-4

     12. General Provisions.

     (a) The Corporation shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Option Agreement, shall pay all fees and expenses necessarily incurred by the Corporation in connection therewith, and shall use its best efforts to comply with all laws and regulations which, in the reasonable opinion of counsel to the Corporation, are applicable thereto.

     (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

     (c) Any notice to be given hereunder by either party to the other shall be in writing and shall be given either by personal delivery, facsimile or by mail, registered or certified, postage prepaid, return receipt requested, or by overnight delivery addressed to the other party at the respective addresses or facsimile numbers set forth below their signatures to this Agreement, or at any other address or facsimile number as such party may hereafter specify in writing.

     (d) No amendments or modifications to this Agreement shall be binding unless made in writing and signed by the parties hereto.

     (e) The waiver by either party of a breach of any term or provision of this Agreement shall not operate or be construed as a waiver of a subsequent breach of the same provision or of the breach of any other term or provision of this Agreement.

     (f) As used herein, the masculine gender shall include the feminine and the neuter genders, the neuter shall include the masculine and the feminine genders, the singular shall include the plural, and the plural shall include the singular.

     (g) The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     (h) The invalidity or enforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     (i) NEITHER THE PLAN NOR THIS AGREEMENT SHALL BE (1) CONSTRUED AS GIVING THE PARTICIPANT THE RIGHT TO BE RETAINED IN THE EMPLOY OF THE CORPORATION OR ANY SUBSIDIARY THEREOF OR TO BE ENTITLED TO ANY REMUNERATION OR BENEFITS NOT SET FORTH IN THE PLAN OR THIS AGREEMENT OR (2) INTERFERE WITH OR LIMIT THE RIGHT OF THE CORPORATION OR ANY SUBSIDIARY THEREOF TO MODIFY THE TERMS OF OR TERMINATE THE PARTICIPANT'S EMPLOYMENT AT ANY TIME WITH OR WITHOUT CAUSE.

     13. Incorporation by Reference. Reference is hereby made to the Corporation's 1996 Stock Option Plan, as amended as of February 27, 1998 (the "Plan"). Although it is expressly understood and agreed that the Options granted herein are not subject to the Plan, the following provisions of the Plan are hereby incorporated herein by reference and shall be deemed to be a part hereof as is set forth fully herein: Article 3 (Administration) of the Plan;
Section 5.6 (Exercise and Payment) of the Plan; Section 5.8 (Rights as a Stockholder) of the Plan; Section 5.9 (General Restrictions) of the Plan;
Article 6 (Nontransferability of Options) of the Plan; Section 7.6 (Leave of Absence) of the Plan; Article 8 (Adjustment Upon Changes in Capitalization) of the Plan and Article 11 (Miscellaneous Provisions) of the Plan. In the event the Plan is terminated for any reason whatsoever, notwithstanding such termination, the foregoing provisions shall remain applicable to the terms and conditions of the Options herein granted as if such Plan had not been terminated.

                                     B-2-5

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                        PARTICIPANT

                                              /s/ CHRISTOPHER A. SINCLAIR
                                        --------------------------------------
                                            Name:    Christopher A. Sinclair
                                            Address:
                                            Facsimile:

                                        CARIBINER INTERNATIONAL, INC.

                                        By:          /s/ ERROL M. COOK
                                            ----------------------------------
                                            Address:   16 West 61st Street
                                                       New York, New York 10023
                                            Facsimile: (212) 541-5384

                                     B-2-6

CARIBINER INTERNATIONAL, INC.                                    Revocable Proxy
--------------------------------------------------------------------------------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CARIBINER INTERNATIONAL, INC., FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 16, 1999, AND ANY ADJOURNMENT THEREOF.

     The undersigned hereby acknowledges prior receipt of the Notice of the Annual Meeting of Stockholders (the "Meeting") and the Proxy Statement describing the matters set forth below, and indicating the date, time and place of the Meeting, and hereby appoints the Board of Directors of Caribiner International, Inc. (the "Company"), or any of them acting alone, as proxy, each with full power of substitution to represent the undersigned at the Meeting, and at any adjournment or adjournments thereof, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present on the matters referred to on the reverse side in the manner specified.

     This Proxy, if executed, will be voted as directed, but, if no instructions are specified, this Proxy will be voted FOR the proposals listed. Please sign and date this Proxy on the reverse side and return it in the enclosed envelope. This Proxy must be received by the Company no later than March 16, 1999.

     This Proxy is revocable and the undersigned may revoke it at any time prior to the Meeting by giving written notice of such revocation to the Secretary of the Company. Should the undersigned be present and wish to vote in person at the Meeting, or any adjournment thereof, the undersigned may revoke this Proxy by giving written notice of such revocation to the Secretary of the Company on a form provided at the Meeting.

                 (Continued and to be signed on reverse side)


--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


                        Annual Meeting Of Stockholders
                        Caribiner International, Inc.

                           Tuesday, March 16, 1999
                                  12:00 noon
                          The Radisson Empire Hotel
                             44 West 63rd Street
                              New York, New York

                                                      Please mark
                                                      your votes as     | X |
                                                      indicated in
                                                      this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 TO 4.
(1) Election of Directors of all nominees listed
    Errol M. Cook; Raymond S. Ingleby; Bryan D. Langton; Sidney Lapidus; David E. Libowitz; Christopher A. Sinclair; C. Anthony Wainwright

           FOR                        WITHHOLD
       all nominees                   AUTHORITY
    listed to the right              to vote for
     (Except As Marked               all nominees
      To The Contrary)            listed to the right

            |  |                         |  |

    INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided below.

                 ----------------------------------------------------

(2) Approval of amendments to increase the number of shares of Common Stock available for grant under the Company's 1996 Stock Option Plan from 1,928,000 shares to 2,500,000 shares and to increase the maximum annual grant of options to an employee from 200,000 to 750,000.

                   FOR          AGAINST          ABSTAIN

                   | |            | |              | |

(3) Ratification and approval of grant of an aggregate of 600,000 stock options to Christopher A. Sinclair.

                   FOR          AGAINST          ABSTAIN

                   | |            | |              | |

(4) Ratification and approval of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending September 30, 1999.

                   FOR          AGAINST          ABSTAIN

                   | |            | |              | |

(5) To vote, in its discretion, upon any other matters that may properly come before the Annual Meeting or any Adjournment thereof. See "Other Business" in the Caribiner International, Inc. Proxy Statement.

Signature(s)_________________________________________ Date________________, 1999

Please sign your name exactly as it appears hereon. Joint accounts need only one signature, but all accountholders should sign if possible. When signing as an administrator, agent, corporation officer, executor, trustee, guardian or similar positon or under a power of attorney, please add your full title to your signature. PLEASE RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


                        Annual Meeting Of Stockholders
                        Caribiner International, Inc.

                           Tuesday, March 16, 1999
                                  12:00 noon
                          The Radisson Empire Hotel
                             44 West 63rd Street
                              New York, New York

Caribiner
    INTERNATIONAL



[GRAPHIC OF A GLOBE]





loud & clear



1998 Annual Report on Form 10-K

Caribiner International
                  a letter from the chairman


[PHOTO OF RAYMOND S. INGLEBY]

Raymond S. Ingleby
Chairman




In a short period of time, Caribiner International has become a leader in the business communications services industry. Through a combination of organic growth and acquisitions, we have developed a comprehensive package of business communications services. Whether it be for the production of meetings and events, the rental of audiovisual equipment or the development of education and training programs, more and more of the world's most respected corporations and institutions are turning to Caribiner. We closed fiscal 1998 with over 700 active accounts in our Communications Group, up from approximately 500 accounts at the end of fiscal 1997. In addition, our audiovisual, staging and rental services businesses now provide a comprehensive range of services to approximately 500 hotels.

    Financial Results: Caribiner has grown rapidly since our initial public offering in March 1996. Our revenue in fiscal 1998 of approximately $697 million represents an increase of 760% over our fiscal 1995 revenue of approximately $81 million. This top line growth reflects both the strong competitive position of our company, as well as the strong demand for business communications services across our markets.


[PHOTO OF THE MILENNIUM DOME IN GREENWICH, ENGLAND]


    However, during fiscal 1998 this rapid growth placed significant strain on our organization as we worked to integrate acquisitions and organize our diversified business units. While our top line grew dramatically, our bottom line results fell below our expectations. Higher-than-expected costs and slower-than-expected benefits from certain acquisitions, as well as delays in implementing cost controls and upgrading information technology systems negatively impacted our results. As a result of these growing pains, we shifted our



o Fiscal 1998 revenue of $697 million represented an increase of more than 100% over fiscal 1997 revenue of $342 million.

o Caribiner's Presentation Technologies Division received high honors for its integrated audiovisual systems with a Grand Prize Award from Presentations Magazine for best board room installation of the year at the Medtronic, Inc. facility in Minneapolis, Minnesota.

[PHOTO OF GLOBE AND EXHIBITS]


Above: Examples of Caribiner designed
exhibits for the annual Bass Hotels
and Resorts worldwide conference.

Left: The Millennium Dome, located in
Greenwich, England will be the site
for a massive World Expo beginning in
January, 2000. Caribiner is working
with the New Millennium Experience
Company as consultant on Dome content
and as sponsorship liaison, as well as
providing ongoing communications
delivery to the event's various
audiences. Caribiner is also
responsible for the design and
execution of two of the ten exhibit
zones within the Dome.




primary focus in the latter half of the year toward restructuring our assets and upgrading our management team in order to build an infrastructure to support the Company's growth. Costs associated with this restructuring program combined with the above factors were largely responsible for the 98% decrease in our fiscal 1998 net income as compared with fiscal 1997.

    Restructuring Program: Our financial performance was disappointing considering the world class assets that Caribiner International has assembled. However, we believe we are taking the necessary steps to restore the profitable growth of our business. Caribiner's two primary operating divisions, the Communications Group and Hospitality Resources, occupy leading positions in their markets. I believe the leaders of these divisions, together with their colleagues who oversee our worldwide businesses, make us a force to be reckoned with in the new millennium. In each of our operating units we are working to improve accounting and administrative functions, decentralize operations and reduce our operating expenses, while at the same time continuing to grow our client base and generate organic revenue growth. We expect these initiatives to result in gradual improvements in our overall results in future periods.

    Strengthening Our Management Team: In addition to restructuring our operations, during fiscal 1998 we also focused on expanding and strengthening our senior management team. The process was essentially completed with the December 1998 appointment of Christopher A. Sinclair as President, Chief Executive Officer and Board member. Chris brings to Caribiner over 25 years of management experience, including having served in senior positions with PepsiCo, Inc., Frito-Lay, General Foods Corporation and Newsweek, Inc. Chris will provide Caribiner with invaluable hands-on direction as we continue to grow


o Christopher Sinclair joined Caribiner International as President, Chief Executive Officer and Board member in December 1998.

o In January 1998, Caribiner's Communications Group produced the Centennial Bottler's Meeting for Pepsi-Cola Company, launching a new integrated global marketing program for the beverage company.

[PHOTO OF EXHIBIT DISPLAY]



Above: The central display for the
GEAC Alliance Conference in Orlando,
Florida designed by Caribiner's Atlanta
3D Design Team.

Right: A website created for Porsche
by Caribiner's Digital Media Group in             [PHOTO OF PORSCHE WEBSITE]
Seattle, Washington.




and improve upon our operating practices and systems. Further, Chris' appointment will allow me to more effectively focus my efforts on further expanding Caribiner's leadership position.

    In June 1998, we appointed Robert F. Burlinson as Executive Vice President and Chief Financial Officer. Bob brings to Caribiner over 30 years of financial management experience, including having served in senior positions with The National Guardian Corporation, Kane-Miller Corporation and Handy & Harman. Bob has brought to Caribiner particularly valuable experience in planning and implementing cost control programs and effective corporate accounting systems in fast-growing companies. As a result of each of these appointments, we have entered 1999 with a strong management team that is focused on improving Caribiner's operating practices and bottom line returns.

    Summary: During the past three years, we have successfully implemented our strategy to build an international leader in the business communications services industry. With the critical mass we have achieved and our superior mix of capabilities, we have now turned our attention toward improving our bottom line performance.

    In the second half of fiscal 1998 we slowed down the pace of our acquisition program to allow our business lines to strengthen their administrative and back office infrastructures, achieve cost savings and drive best practices. These initiatives will continue through the first half of fiscal 1999. In addition, we will embark on promoting our company like never before to increase brand and product offering awareness and to cross sell our services to current and potential clients.

    I believe Caribiner International has world-class assets managed by a world-class leadership team supported by some of the best talent in the industry. Our businesses are seeing more and more demand from clients and our future looks bright. We thank you for your support and look forward to reporting our progress to you in the new year.



o The Communications Group undertook the logistics, staging and media center requirements for the high profile G8 Summit in the United Kingdom.

o Caribiner's Meeting Services group entered into a strategic alliance with GES Exposition Services, making Caribiner the preferred audio-visual services provider for designated meetings, tradeshows and events in which GES serves as the general contractor-decorator.

[PHOTO OF CEREMONY]


Caribiner produced the historic
event marking the transfer
of Hong Kong from British to Chinese
administration on June 30, 1997.




Caribiner International
our promise: your message loud and clear (Service Mark)


The Communications Group: Caribiner International is a leading "direct" communications company. Direct communications includes all live and virtually live communication environments, including meetings, events, trade shows, exhibits, performance improvement programs, digital media, certain corporate communications, product launches, music, entertainment and audiovisual productions.

    Direct communications is a unique medium not unlike print, radio and television. However, unlike ad agencies that specialize in delivering short messages to broad audiences, or public relations firms that specialize in delivering medium length messages via the news media, Caribiner specializes in delivering full and complete messages to highly select audiences in controlled, often live situations. This communications medium is what we call "direct" communications.

    Caribiner International was founded as a meetings and events company for primarily corporate clients, but over time, the world of direct communications has changed, and accordingly, Caribiner has changed to be more responsive to its clients' needs. Today, clients demand that their complex and comprehensive messages be fully integrated and delivered in a host of environments through varied technological media.

    There are few communications opportunities relating to meetings, events, trade shows or exhibits that cannot be addressed with a Caribiner Communications solution - and those opportunities don't stop with live events. Caribiner has expanded its capabilities over the past several years to include outsourced education and training, product launch services, digital media, corporate communications and brand development.

    Hospitality Resources: Caribiner's Hospitality Resources Division is a leading provider of audiovisual outsourcing services to hotels, resorts and con-


o Caribiner's Audio Visual Headquarters Staging Division provided projection equipment, screens and technical staff for the live telecast of the annual Academy Awards for the nineteenth consecutive year.

o Caribiner's Melville Exhibition Services subsidiary served as the official electrical contractor for the International Spring Fair, the largest exhibition of giftware manufacturers in the United Kingdom, for the ninth consecutive year.

Caribiner International is a leader in meetings and events, exhibits and visitor centers, learning and performance improvement, digital media, video production, corporate communications, product launches and audiovisual services.




[PHOTOS OF AUDIOVISUAL TECHNICIANS AND HOTEL MEETING ROOM]




Caribiner's Hospitality Resources
division provides on-site technical
support to hotel properties hosting
meetings and events that utilize
sound, video, lighting and special
effects.




ference centers internationally. Hospitality Resources provides integrated hospitality support services, including comprehensive audiovisual, staging, telecommunications and other allied services and support for hotels and resorts with large meeting and conference room space.

    Hospitality Resources' Presentation Services subdivision is a full-service meeting and presentation support resource that can service meeting and event clients from arrival to departure, from script to screen. The unit maintains a comprehensive inventory of audiovisual equipment available for rental to its hotel clients' guests and continues to add state-of-the-art technology to its inventory.

    Hospitality Resources' Executive Express subdivision is a hotel business center resource specifically created to support the needs of business travelers, meeting planners, presenters and participants. This subdivision offers a full range of services including computer workstations, office equipment rental, mailing and shipping, administrative services, copying and printing, as well as on-site assistance including temporary staffing and shipping desks.

    Hospitality Resources' "consider it done" philosophy characterizes the spirit in which it conducts its business and tends to each of its customer's requests.

    The Staging, Meeting and Rental Services Divisions: These divisions provide staging services and audiovisual equipment needs to corporate clients, convention centers, production companies, trade associations and other business communications services companies. These divisions maintain regional inventory support and sales offices in various locations throughout the United States.

   The Presentation Technologies Division: Caribiner's Presentation Technologies Division provides audiovisual installation and design services to corporate clients in the design of their meeting and conference rooms. Similar to





o The Communications Group produced the U.S. and Brazilian sales launches of Pfizer's Viagra.

o For the 22nd year, the Audio Visual Headquarters Staging Division provided projection equipment, screens and technical staff for the prestigious Kennedy Center Honors event.

o In December 1998, Caribiner's Hospitality Resources Division entered into an agreement to provide on-site audiovisual equipment and services to properties owned and managed by Starwood Hotels and Resorts Worldwide.

[PHOTO OF AUTOMOBILE PRODUCT LAUNCH]



Above: The finale in Alabama of the
Mercedes-Benz M-Class Launch
designed and produced by Caribiner's
Atlanta team.

Right: The Communications Group's
New York office produced the U.S. and
Brazilian sales launches for Pfizer's
Viagra.



VIAGRA (Trade Mark)    [LOGO]
 (sildenafil citrate)



the Hospitality Resources division, the Presentation Technologies division may employ on-site personnel within a client's office and maintains several regional offices with their own sales, engineering and support staffs to service clients.

    Melville Exhibition Services: Through Caribiner's Melville Exhibition Services subsidiary, Caribiner provides exhibit and trade show services, principally in the United Kingdom, to exhibition organizers, hall owners and exhibitors.

    Delivering Our Client's Message Loud And Clear: During fiscal 1998 Caribiner International attracted a highly diverse group of clients who came to Caribiner because they knew we could deliver their message - loud and clear.

    In fact, delivering messages loud and clear is our company commitment. To this end, we have developed a proprietary process to guide the development of our client's communications solutions. This process, known as "Integrated Message Delivery," integrates our client's various communications needs with a coordinated message delivery plan. The result is a focused, coherent message delivered to a specifically targeted audience.

    As the world heads toward the millennium, Caribiner has positioned itself as a specialist in direct communications - specialists in a media which bridges centuries of communication from speeches made in the Roman forum to the closing of a deal at trade shows like Comdex. But despite the world's headlong rush into mass media, the importance of direct communications to educate, to inform and to motivate is growing, not diminishing, in importance.



o Caribiner's Rental Services Division entered into agreements to provide audiovisual equipment and services to Glaxo Wellcome, Hewlett Packard, Johnson & Johnson and Physicians World on a nationwide basis.

o The Communications Group produced the worldwide product launch and related events for Gillette's MACH 3 shaving system.

o The Communications Group worked with PricewaterhouseCoopers to create a global communications strategy to mark the merger of Price Waterhouse and Coopers & Lybrand.

[PHOTO]


our promise: your message loud and clear


Caribiner International, Inc.
Corporate Information

Executive Officers and
Directors of the Company

Raymond S. Ingleby
Chairman of the Board

Christopher A. Sinclair
President, Chief Executive Officer
and Director

Robert F. Burlinson
Executive Vice President
and Chief Financial Officer

Martin Kwitschau
Executive Vice President
and Chief Executive Officer,
Hospitality Resources Division

Brian Shepherd
Executive Vice President
and Chief Executive Officer,
Communications Group

Errol M. Cook
Director and Senior Adviser
to E.M. Warburg, Pincus & Co., LLC

Bryan D. Langton
Director

Sidney Lapidus
Director and Managing Director
of E.M. Warburg, Pincus & Co., LLC

David E. Libowitz
Director and Managing Director
of E.M. Warburg, Pincus & Co., LLC

C. Anthony Wainwright
Director and Vice Chairman
of McKinney and Silver





Stock Market
The Company's common stock trades
on the New York Stock Exchange.
Symbol: CWC

Transfer Agent
ChaseMellon Shareholder Services
Overpeck Centre
85 Challenger Road
Ridgefield Park, New Jersey 07660
Telephone: 800.526.0801

Independent Auditors
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019
Telephone: 212.773.3000

Form 10-K
Additional copies of the Company's
Annual Report on Form 10-K for
the fiscal year ended September 30,
1998, which has been filed with the
Securities and Exchange Commis-
sion, are available by writing to:

Caribiner International, Inc.
16 West 61st Street
New York, New York 10023
Attention: Secretary

(Copyright) Caribiner International, Inc. 1999


                       [LOGO]                  Caribiner International, Inc.
                                 Corporate Headquarters, 16 West 61st Street
                                                         New York, NY  10023
                                                           Tel: 212.541.5300
                                                           www.caribiner.com